Exhibit 99.3

Supplemental Information

First Quarter 2010

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	First Quarter 2010	Fourth Quarter 2009		Third Quarter 2009		Second Quarter 2009	First Quarter 2009
Income statement
Net interest income	$13,749	$11,559		$11,423		$11,630	$12,497
Noninterest income	18,220	13,517		14,612		21,144	23,261
Total revenue, net of interest expense	31,969	25,076		26,035		32,774	35,758
Provision for credit losses	9,805	10,110		11,705		13,375	13,380
Noninterest expense, before merger and restructuring charges	17,254	15,852		15,712		16,191	16,237
Merger and restructuring charges	521	533		594		829	765
Income tax expense (benefit)	1,207	(1,225)		(975)		(845)	1,129
Net income (loss)	3,182	(194)		(1,001)		3,224	4,247
Preferred stock dividends and accretion (1)	348	5,002		1,240		805	1,433
Net income (loss) applicable to common shareholders	2,834	(5,196)		(2,241)		2,419	2,814
Diluted earnings (loss) per common share	0.28	(0.60)		(0.26)		0.33	0.44
Average diluted common shares issued and outstanding (2)	10,005,254	8,634,565		8,633,834		7,269,518	6,393,407
Dividends paid per common share (2)	$0.01	$0.01		$0.01		$0.01	$0.01

Performance ratios
Return on average assets	0.51%	n/m	%	n/m	%	0.53%	0.68%
Return on average common shareholders’ equity	5.73	n/m		n/m		5.59	7.10
Return on average tangible common shareholders’ equity (3)	9.79	n/m		n/m		12.68	16.15
Return on average tangible shareholders’ equity (3)	9.55	n/m		n/m		8.86	12.42
At period end
Book value per share of common stock (4)	$21.12	$21.48		$22.99		$22.71	$25.98
Tangible book value per share of common stock (3)	11.70	11.94		12.00		11.66	10.88
Market price per share of common stock:
Closing price	$17.85	$15.06		$16.92		$13.20	$6.82
High closing price for the period	18.04	18.59		17.98		14.17	14.33
Low closing price for the period	14.45	14.58		11.84		7.05	3.14
Market capitalization	179,071	130,273		146,363		114,199	43,654

Number of banking centers - domestic	5,939	6,011		6,008		6,109	6,145
Number of branded ATMs - domestic	18,135	18,262		18,254		18,426	18,532
Full-time equivalent employees	283,914	283,717		281,863		282,408	286,625

(1)	Fourth quarter 2009 includes $4.0 billion of accelerated accretion from redemption of preferred stock issued to the U.S. Treasury.
(2)	Due to a net loss applicable to common shareholders for the fourth quarter of 2009 and third quarter of 2009, no dilutive potential common shares were included in the calculations of diluted earnings per share and average diluted common shares because they were antidilutive.
(3)	Tangible equity ratios and tangible book value per share of common stock are non-GAAP measures. For corresponding reconciliations of average tangible common shareholders’ equity and tangible shareholders’ equity to GAAP financial measures, see See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 40. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.
(4)	Fourth quarter 2009 book value gives effect to the automatic conversion of common equivalent shares to common shares which occurred during the first quarter of 2010.
n/m	= not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data(1)

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	2010	2009	2009	2009	2009
Net interest income	$14,070	$11,896	$11,753	$11,942	$12,819
Total revenue, net of interest expense	32,290	25,413	26,365	33,086	36,080
Net interest yield	2.93%	2.62%	2.61%	2.64%	2.70%
Efficiency ratio	55.05	64.47	61.84	51.44	47.12

(1)	Fully taxable-equivalent basis is a non-GAAP measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 40).

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	2010	2009	2009	2009	2009
Interest income
Interest and fees on loans and leases	$13,475	$11,405	$11,620	$12,329	$13,349
Interest on debt securities	3,116	2,859	2,975	3,283	3,830
Federal funds sold and securities borrowed or purchased under agreements to resell	448	327	722	690	1,155
Trading account assets	1,743	1,721	1,843	1,952	2,428
Other interest income	1,097	1,333	1,363	1,338	1,394

Total interest income	19,879	17,645	18,523	19,592	22,156

Interest expense
Deposits	1,122	1,472	1,710	2,082	2,543
Short-term borrowings	818	658	1,237	1,396	2,221
Trading account liabilities	660	591	455	450	579
Long-term debt	3,530	3,365	3,698	4,034	4,316

Total interest expense	6,130	6,086	7,100	7,962	9,659

Net interest income	13,749	11,559	11,423	11,630	12,497

Noninterest income
Card income	1,976	1,782	1,557	2,149	2,865
Service charges	2,566	2,756	3,020	2,729	2,533
Investment and brokerage services	3,025	3,014	2,948	2,994	2,963
Investment banking income	1,240	1,596	1,254	1,646	1,055
Equity investment income	625	2,026	843	5,943	1,202
Trading account profits	5,236	1,475	3,395	2,164	5,201
Mortgage banking income	1,500	1,652	1,298	2,527	3,314
Insurance income	715	703	707	662	688
Gains on sales of debt securities	734	1,039	1,554	632	1,498
Other income (loss)	1,204	(1,884)	(1,167)	724	2,313
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(1,819)	(837)	(847)	(1,110)	(714)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	1,218	195	50	84	343

Net impairment losses recognized in earnings on available-for-sale debt securities	(601)	(642)	(797)	(1,026)	(371)

Total noninterest income	18,220	13,517	14,612	21,144	23,261

Total revenue, net of interest expense	31,969	25,076	26,035	32,774	35,758

Provision for credit losses	9,805	10,110	11,705	13,375	13,380

Noninterest expense
Personnel	9,158	7,357	7,613	7,790	8,768
Occupancy	1,172	1,339	1,220	1,219	1,128
Equipment	613	600	617	616	622
Marketing	487	443	470	499	521
Professional fees	517	770	562	544	405
Amortization of intangibles	446	432	510	516	520
Data processing	648	639	592	621	648
Telecommunications	330	387	361	345	327
Other general operating	3,883	3,885	3,767	4,041	3,298
Merger and restructuring charges	521	533	594	829	765

Total noninterest expense	17,775	16,385	16,306	17,020	17,002

Income (loss) before income taxes	4,389	(1,419)	(1,976)	2,379	5,376
Income tax expense (benefit)	1,207	(1,225)	(975)	(845)	1,129

Net income (loss)	$3,182	$(194)	$(1,001)	$3,224	$4,247

Preferred stock dividends and accretion	348	5,002	1,240	805	1,433

Net income (loss) applicable to common shareholders	$2,834	$(5,196)	$(2,241)	$2,419	$2,814

Per common share information
Earnings (loss)	$0.28	$(0.60)	$(0.26)	$0.33	$0.44
Diluted earnings (loss)	0.28	(0.60)	(0.26)	0.33	0.44
Dividends paid	0.01	0.01	0.01	0.01	0.01

Average common shares issued and outstanding	9,177,468	8,634,565	8,633,834	7,241,515	6,370,815

Average diluted common shares issued and outstanding	10,005,254	8,634,565	8,633,834	7,269,518	6,393,407

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	March 31 2010	December 31 2009	March 31 2009
Assets
Cash and cash equivalents	$144,794	$121,339	$173,460
Time deposits placed and other short-term investments	20,256	24,202	23,947
Federal funds sold and securities borrowed or purchased under agreements to resell	191,538	189,933	153,230
Trading account assets	206,018	182,206	182,423
Derivative assets	77,577	80,689	137,311
Debt securities:
Available-for-sale	316,020	301,601	254,194
Held-to-maturity, at cost	340	9,840	8,444
Total debt securities	316,360	311,441	262,638
Loans and leases	976,042	900,128	977,008
Allowance for loan and lease losses	(46,835)	(37,200)	(29,048)
Loans and leases, net of allowance	929,207	862,928	947,960
Premises and equipment, net	15,147	15,500	15,549
Mortgage servicing rights (includes $18,842, $19,465 and $14,096 measured at fair value)	19,146	19,774	14,425
Goodwill	86,305	86,314	86,910
Intangible assets	11,548	12,026	13,703
Loans held-for-sale	35,386	43,874	40,214
Customer and other receivables	83,636	81,996	88,951
Other assets	196,282	191,077	181,242
Total assets	$2,333,200	$2,223,299	$2,321,963

Assets of consolidated VIEs included in total assets above (pledged as collateral)
Trading account assets	$11,826	$3,478	$920
Derivative assets	4,193	1,409	1,417
Debt securities:
Available-for-sale	12,074	6,728	10,950
Held-to-maturity	—	2,899	333
Total debt securities	12,074	9,627	11,283
Loans and leases	128,093	16,880	8,000
Allowance for loan and lease losses	(11,140)	(130)	(24)
Loans and leases, net of allowance	116,953	16,750	7,976
Loans held-for-sale	5,310	2,663	3,010
All other assets	9,591	1,452	2,906
Total assets of consolidated VIEs	$159,947	$35,379	$27,512

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet (continued)

(Dollars in millions)

	March 31 2010	December 31 2009	March 31 2009
Liabilities
Deposits in domestic offices:
Noninterest-bearing	$255,470	$269,615	$233,902
Interest-bearing	643,943	640,789	639,616
Deposits in foreign offices:
Noninterest-bearing	5,614	5,489	4,133
Interest-bearing	71,075	75,718	75,857
Total deposits	976,102	991,611	953,508
Federal funds purchased and securities loaned or sold under agreements to repurchase	265,101	255,185	246,734
Trading account liabilities	82,532	65,432	52,733
Derivative liabilities	46,927	43,728	76,582
Commercial paper and other short-term borrowings	85,406	69,524	185,816
Accrued expenses and other liabilities (includes $1,521, $1,487 and $2,102 of reserve for unfunded lending commitments)	135,656	127,854	126,290
Long-term debt	511,653	438,521	440,751
Total liabilities	2,103,377	1,991,855	2,082,414
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 3,960,660, 5,246,660 and 9,778,142 shares	17,964	37,208	73,277
Common stock and additional paid-in capital, $0.01 par value; authorized - 11,300,000,000, 10,000,000,000 and 10,000,000,000 shares; issued and outstanding - 10,032,001,150, 8,650,243,926 and 6,400,949,995 shares	149,048	128,734	100,864
Retained earnings	67,811	71,233	76,877
Accumulated other comprehensive income (loss)	(4,929)	(5,619)	(11,164)
Other	(71)	(112)	(305)
Total shareholders’ equity	229,823	231,444	239,549
Total liabilities and shareholders’ equity	$2,333,200	$2,223,299	$2,321,963

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$21,631	$7,735	$13,700
Long-term debt	90,329	11,929	2,619
All other liabilities	5,090	3,131	2,744
Total liabilities of consolidated VIEs	$117,050	$22,795	$19,063

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Impact of Adopting New Accounting Guidance on Consolidation of VIEs (1)

(Dollars in millions)

	Ending Balance Sheet December 31, 2009	VIE Consolidation Impact	Opening Balance Sheet January 1, 2010
Assets
Cash and cash equivalents	$121,339	$2,807	$124,146
Trading account assets	182,206	6,937	189,143
Derivative assets	80,689	556	81,245
Debt securities:
Available-for-sale	301,601	(2,320)	299,281
Held-to-maturity, at cost	9,840	(6,572)	3,268
Total debt securities	311,441	(8,892)	302,549
Loans and leases	900,128	102,595	1,002,723
Allowance for loan and lease losses	(37,200)	(10,788)	(47,988)
Loans and leases, net of allowance	862,928	91,807	954,735
Loans held-for-sale	43,874	3,025	46,899
All other assets	620,822	4,199	625,021
Total assets	$2,223,299	$100,439	$2,323,738

Liabilities
Commercial paper and other short-term borrowings	$69,524	$22,136	$91,660
Long-term debt	438,521	84,356	522,877
All other liabilities	1,483,810	217	1,484,027
Total liabilities	1,991,855	106,709	2,098,564
Shareholders’ equity
Retained earnings	71,233	(6,154)	65,079
Accumulated other comprehensive income (loss)	(5,619)	(116)	(5,735)
All other shareholders’ equity	165,830	—	165,830
Total shareholders’ equity	231,444	(6,270)	225,174
Total liabilities and shareholders’ equity	$2,223,299	$100,439	$2,323,738
(1)	Amounts represent balances that have been legally isolated from the Corporation including credit card loans represented by the seller’s interest that were previously held on the Corporation’s Consolidated Balance Sheet prior to the adoption of new consolidation accounting guidance.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	First Quarter 2010 (1)	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Risk-based capital:
Tier 1 common	$115,520	$120,394	$112,357	$110,383	$76,145
Tier 1 capital	155,428	160,388	193,073	190,874	171,061
Total capital	219,913	226,077	258,568	255,701	237,905
Risk-weighted assets	1,519,723	1,542,517	1,548,962	1,599,569	1,695,192
Tier 1 common equity ratio (2)	7.60%	7.81%	7.25%	6.90%	4.49%
Tier 1 capital ratio	10.23	10.40	12.46	11.93	10.09
Total capital ratio	14.47	14.66	16.69	15.99	14.03
Tier 1 leverage ratio	6.46	6.91	8.39	8.21	7.07
Tangible equity ratio (3)	6.05	6.42	7.55	7.39	6.42
Tangible common equity ratio (3)	5.24	5.57	4.82	4.67	3.13

(1)	Preliminary data on risk-based capital.
(2)	Tier 1 common equity ratio equals Tier 1 capital excluding preferred stock (except for Common Equivalent Securities at December 31, 2009), trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.
(3)	Tangible equity ratio equals period end tangible shareholders’ equity divided by period end tangible assets. Tangible common equity equals period end tangible common shareholders’ equity divided by period end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP measures. For corresponding reconciliations of tangible shareholders’ equity and tangible assets to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 40. We believe the use of these non-GAAP measures provide additional clarity in assessing the results of the Corporation.

*	Preliminary data on risk-based capital

Outstanding Common Stock

No common shares were repurchased in the first quarter of 2010 other than pursuant to certain retirement plans or in connection with equity incentive plans.

The 2008 authorized share repurchase program expired on January 23, 2010.

1.286 billion shares were issued through the Common Equivalent Securities conversion on February 24, 2010. Also, 95.8 millions shares were issued in the first quarter of 2010 under employee stock plans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Core Net Interest Income (1)

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (2)
As reported	$14,070	$11,896	$11,753	$11,942	$12,819
Impact of market-based net interest income (3)	(1,188)	(1,305)	(1,395)	(1,524)	(1,895)

Core net interest income	$12,882	10,591	10,358	10,418	10,924
Impact of securitizations (4)	n/a	2,474	2,567	2,734	2,749

Core net interest income - managed basis	n/a	$13,065	$12,925	$13,152	$13,673

Average earning assets
As reported	$1,933,060	$1,807,898	$1,790,000	$1,811,981	$1,912,483
Impact of market-based earning assets (3)	(527,319)	(490,561)	(468,838)	(476,431)	(489,814)

Core average earning assets	$1,405,741	1,317,337	1,321,162	1,335,550	1,422,669
Impact of securitizations (5)	n/a	75,337	81,703	86,154	91,567

Core average earning assets - managed basis	n/a	$1,392,674	$1,402,865	$1,421,704	$1,514,236

Net interest yield contribution (2, 6)
As reported	2.93%	2.62%	2.61%	2.64%	2.70%
Impact of market-based activities (3)	0.76	0.59	0.52	0.49	0.39

Core net interest yield on earning assets	3.69%	3.21	3.13	3.13	3.09
Impact of securitizations	n/a	0.53	0.54	0.58	0.54

Core net interest yield on earning assets - managed basis	n/a	3.74%	3.67%	3.71%	3.63%

(1)	Current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. Prior periods are presented on a managed basis.
(2)	Fully taxable-equivalent basis
(3)	Represents the impact of market-based amounts included in Global Banking & Markets.
(4)	Represents the impact of securitizations utilizing actual bond costs. This is different from the business segment view which utilizes funds transfer pricing methodologies.
(5)	Represents average securitized loans less accrued interest receivable and certain securitized bonds retained.
(6)	Calculated on an annualized basis.

n/a	= not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	First Quarter 2010			Fourth Quarter 2009			First Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$27,600	$153	2.25%	$28,566	$220	3.06%	$26,158	$191	2.96%
Federal funds sold and securities borrowed or purchased under agreements to resell	266,070	448	0.68	244,914	327	0.53	244,280	1,155	1.90
Trading account assets	214,542	1,795	3.37	218,787	1,800	3.28	237,350	2,499	4.24
Debt securities (1)	311,136	3,173	4.09	279,231	2,921	4.18	286,249	3,902	5.47
Loans and leases (2):
Residential mortgage (3)	243,833	3,100	5.09	236,883	3,108	5.24	265,121	3,680	5.57
Home equity	152,536	1,586	4.20	150,704	1,613	4.26	158,575	1,787	4.55
Discontinued real estate	14,433	153	4.24	15,152	174	4.58	19,386	386	7.97
Credit card - domestic	125,353	3,370	10.90	49,213	1,336	10.77	58,960	1,601	11.01
Credit card - foreign	29,872	906	12.30	21,680	605	11.08	16,858	454	10.94
Direct/Indirect consumer (4)	100,920	1,302	5.23	98,938	1,361	5.46	100,741	1,684	6.78
Other consumer (5)	3,002	48	6.35	3,177	50	6.33	3,408	64	7.50
Total consumer	669,949	10,465	6.30	575,747	8,247	5.70	623,049	9,656	6.25
Commercial - domestic	202,662	1,970	3.94	207,050	2,090	4.01	240,683	2,485	4.18
Commercial real estate (6)	68,526	575	3.40	71,352	595	3.31	72,206	550	3.09
Commercial lease financing	21,675	304	5.60	21,769	273	5.04	22,056	279	5.05
Commercial - foreign	28,803	264	3.72	29,995	287	3.78	36,127	462	5.18
Total commercial	321,666	3,113	3.92	330,166	3,245	3.90	371,072	3,776	4.12
Total loans and leases	991,615	13,578	5.53	905,913	11,492	5.05	994,121	13,432	5.46
Other earning assets	122,097	1,052	3.50	130,487	1,222	3.72	124,325	1,299	4.22
Total earning assets (7)	1,933,060	20,199	4.22	1,807,898	17,982	3.96	1,912,483	22,478	4.74
Cash and cash equivalents	196,911			230,618			153,007
Other assets, less allowance for loan and lease losses	379,789			383,015			453,644
Total assets	$2,509,760			$2,421,531			$2,519,134

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,126	$43	0.50%	$33,749	$54	0.63%	$32,378	$58	0.72%
NOW and money market deposit accounts	416,110	341	0.33	392,212	388	0.39	343,215	440	0.52
Consumer CDs and IRAs	166,189	567	1.38	192,779	835	1.72	235,787	1,710	2.93
Negotiable CDs, public funds and other time deposits	19,763	63	1.31	31,758	82	1.04	31,188	149	1.94
Total domestic interest-bearing deposits	637,188	1,014	0.65	650,498	1,359	0.83	642,568	2,357	1.49
Foreign interest-bearing deposits:
Banks located in foreign countries	18,338	32	0.70	16,477	30	0.73	26,052	48	0.75
Governments and official institutions	6,493	3	0.21	6,650	4	0.23	9,849	6	0.25
Time, savings and other	54,104	73	0.55	54,469	79	0.57	58,380	132	0.92
Total foreign interest-bearing deposits	78,935	108	0.55	77,596	113	0.58	94,281	186	0.80
Total interest-bearing deposits	716,123	1,122	0.64	728,094	1,472	0.80	736,849	2,543	1.40
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	508,332	817	0.65	450,538	658	0.58	591,928	2,221	1.52
Trading account liabilities	90,134	660	2.97	83,118	591	2.82	69,481	579	3.38
Long-term debt	513,634	3,530	2.77	445,440	3,365	3.01	446,975	4,316	3.89
Total interest-bearing liabilities (7)	1,828,223	6,129	1.35	1,707,190	6,086	1.42	1,845,233	9,659	2.11
Noninterest-bearing sources:
Noninterest-bearing deposits	264,892			267,066			227,232
Other liabilities	186,754			196,676			217,903
Shareholders’ equity	229,891			250,599			228,766
Total liabilities and shareholders’ equity	$2,509,760			$2,421,531			$2,519,134
Net interest spread			2.87%			2.54%			2.63%
Impact of noninterest-bearing sources			0.06			0.08			0.07
Net interest income/yield on earning assets		$14,070	2.93%		$11,896	2.62%		$12,819	2.70%

(1)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(3)	Includes foreign residential mortgages of $538 million for the first quarter of 2010, and $550 million and $627 million in the fourth and first quarters of 2009.
(4)	Includes foreign consumer loans of $8.1 billion for the first quarter of 2010, and $8.6 billion and $7.1 billion in the fourth and first quarters of 2009.
(5)	Includes consumer finance loans of $2.2 billion for the first quarter of 2010, and $2.3 billion and $2.6 billion in the fourth and first quarters of 2009, and other foreign consumer loans of $664 million in the first quarter of 2010, and $689 million and $596 million in the fourth and first quarters of 2009.
(6)	Includes domestic commercial real estate loans of $65.6 billion in the first quarter of 2010, and $68.2 billion and $70.9 billion in the fourth and first quarters of 2009, and foreign commercial real estate loans of $3.0 billion in the first quarter of 2010, and $3.1 billion and $1.3 billion in the fourth and first quarters of 2009.
(7)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets by $272 million in the first quarter of 2010, and $248 million and $61 million in the fourth and first quarters of 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $970 million in the first quarter of 2010, and $1.1 billion and $512 million in the fourth and first quarters of 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	First Quarter 2010			Fourth Quarter 2009			First Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$27,600	$153	2.25%	$28,566	$220	3.06%	$26,158	$191	2.96%
Federal funds sold and securities borrowed or purchased under agreements to resell (2)	266,070	368	0.56	244,914	253	0.41	244,280	1,158	1.90
Trading account assets (2)	214,542	1,833	3.45	218,787	1,844	3.36	237,350	2,499	4.24
Debt securities (2)	311,136	3,454	4.45	279,231	3,176	4.54	286,249	3,930	5.51
Loans and leases:
Residential mortgage	243,833	3,100	5.09	236,883	3,108	5.24	265,121	3,680	5.57
Home equity	152,536	1,586	4.20	150,704	1,613	4.26	158,575	1,787	4.55
Discontinued real estate	14,433	153	4.24	15,152	174	4.58	19,386	386	7.97
Credit card - domestic	125,353	3,370	10.90	49,213	1,336	10.77	58,960	1,601	11.01
Credit card - foreign	29,872	906	12.30	21,680	605	11.08	16,858	454	10.94
Direct/Indirect consumer	100,920	1,302	5.23	98,938	1,361	5.46	100,741	1,684	6.78
Other consumer	3,002	48	6.35	3,177	50	6.33	3,408	64	7.50
Total consumer	669,949	10,465	6.30	575,747	8,247	5.70	623,049	9,656	6.25
Commercial - domestic (2)	202,662	2,003	4.01	207,050	2,113	4.05	240,683	2,515	4.24
Commercial real estate	68,526	575	3.40	71,352	595	3.31	72,206	550	3.09
Commercial lease financing	21,675	304	5.60	21,769	273	5.04	22,056	279	5.05
Commercial - foreign	28,803	264	3.72	29,995	287	3.78	36,127	462	5.18
Total commercial	321,666	3,146	3.96	330,166	3,268	3.93	371,072	3,806	4.15
Total loans and leases	991,615	13,611	5.54	905,913	11,515	5.06	994,121	13,462	5.47
Other earning assets	122,097	1,052	3.50	130,487	1,222	3.72	124,325	1,299	4.22
Total earning assets - excluding hedge impact	1,933,060	20,471	4.27	1,807,898	18,230	4.01	1,912,483	22,539	4.75
Net hedge income (expense) on assets		(272)			(248)			(61)
Total earning assets - including hedge impact	1,933,060	20,199	4.22	1,807,898	17,982	3.96	1,912,483	22,478	4.74
Cash and cash equivalents	196,911			230,618			153,007
Other assets, less allowance for loan and lease losses	379,789			383,015			453,644
Total assets	$2,509,760			$2,421,531			$2,519,134

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,126	$43	0.50%	$33,749	$54	0.63%	$32,378	$58	0.72%
NOW and money market deposit accounts	416,110	341	0.33	392,212	388	0.39	343,215	440	0.52
Consumer CDs and IRAs (2)	166,189	523	1.28	192,779	791	1.63	235,787	1,647	2.83
Negotiable CDs, public funds and other time deposits (2)	19,763	60	1.23	31,758	80	0.99	31,188	146	1.89
Total domestic interest-bearing deposits	637,188	967	0.62	650,498	1,313	0.80	642,568	2,291	1.44
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	18,338	15	0.33	16,477	14	0.35	26,052	41	0.64
Governments and official institutions	6,493	3	0.21	6,650	4	0.23	9,849	6	0.25
Time, savings and other	54,104	73	0.55	54,469	79	0.57	58,380	132	0.92
Total foreign interest-bearing deposits	78,935	91	0.47	77,596	97	0.50	94,281	179	0.77
Total interest-bearing deposits	716,123	1,058	0.60	728,094	1,410	0.77	736,849	2,470	1.36
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings (2)	508,332	715	0.57	450,538	551	0.49	591,928	1,915	1.31
Trading account liabilities	90,134	660	2.97	83,118	591	2.82	69,481	579	3.38
Long-term debt (2)	513,634	4,666	3.66	445,440	4,605	4.12	446,975	5,207	4.69
Total interest-bearing liabilities - excluding hedge impact	1,828,223	7,099	1.57	1,707,190	7,157	1.66	1,845,233	10,171	2.23
Net hedge (income) expense on liabilities		(970)			(1,071)			(512)
Total interest-bearing liabilities - including hedge impact	1,828,223	6,129	1.35	1,707,190	6,086	1.42	1,845,233	9,659	2.11
Noninterest-bearing sources:
Noninterest-bearing deposits	264,892			267,066			227,232
Other liabilities	186,754			196,676			217,903
Shareholders’ equity	229,891			250,599			228,766
Total liabilities and shareholders’ equity	$2,509,760			$2,421,531			$2,519,134
Net interest spread			2.70			2.35			2.52
Impact of noninterest-bearing sources			0.09			0.08			0.08
Net interest income/yield on earning assets - excluding hedge impact		13,372	2.79%		11,073	2.43%		12,368	2.60%
Net impact of hedge income (expense)		698	0.14		823	0.19		451	0.10
Net interest income/yield on earning assets		$14,070	2.93%		$11,896	2.62%		$12,819	2.70%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income and interest expense is presented below.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	First Quarter 2010	Fourth Quarter 2009	First Quarter 2009
Federal funds sold and securities borrowed or purchased under agreements to resell	$80	$74	$(3)
Trading account assets	(38)	(44)	—
Debt securities	(281)	(255)	(28)
Commercial - domestic	(33)	(23)	(30)

Net hedge expense on assets	$(272)	$(248)	$(61)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

Consumer CDs and IRAs	$44	$44	$63
Negotiable CDs, public funds and other time deposits	3	2	3
Banks located in foreign countries	17	16	7
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	102	107	306
Long-term debt	(1,136)	(1,240)	(891)

Net hedge income on liabilities	$(970)	$(1,071)	$(512)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Debt Securities and Available-for-Sale Marketable Equity Securities

(Dollars in millions)

	March 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$40,664	$291	$(212)	$40,743
Mortgage-backed securities:
Agency	150,356	2,791	(578)	152,569
Agency collateralized mortgage obligations	43,403	320	(250)	43,473
Non-agency residential	35,008	655	(2,685)	32,978
Non-agency commercial	6,971	947	(48)	7,870
Foreign securities	3,826	41	(744)	3,123
Corporate bonds	6,780	162	(85)	6,857
Other taxable securities (1)	19,914	84	(539)	19,459

Total taxable securities	306,922	5,291	(5,141)	307,072
Tax-exempt securities	9,041	74	(167)	8,948

Total available-for-sale debt securities	$315,963	$5,365	$(5,308)	$316,020

Held-to-maturity debt securities (2)	340	—	—	340

Total debt securities	$316,303	$5,365	$(5,308)	$316,360

Available-for-sale marketable equity securities (3)	$2,937	$3,679	$(42)	$6,574

	December 31, 2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$22,648	$414	$(37)	$23,025
Mortgage-backed securities:
Agency	164,677	2,415	(846)	166,246
Agency collateralized mortgage obligations	25,330	464	(13)	25,781
Non-agency residential	37,940	1,191	(4,028)	35,103
Non-agency commercial	6,354	671	(116)	6,909
Foreign securities	4,732	61	(896)	3,897
Corporate bonds	6,136	182	(126)	6,192
Other taxable securities (1)	25,469	260	(478)	25,251

Total taxable securities	293,286	5,658	(6,540)	292,404
Tax-exempt securities	9,340	100	(243)	9,197

Total available-for-sale debt securities	$302,626	$5,758	$(6,783)	$301,601

Held-to-maturity debt securities (2)	9,840	—	(156)	9,684

Total debt securities	$312,466	$5,758	$(6,939)	$311,285

Available-for-sale marketable equity securities (3)	$6,020	$3,895	$(507)	$9,408

(1)	Includes asset-backed securities.
(2)	At December 31, 2009, includes asset-backed securities that were issued by the Corporation’s credit card securitization trust and retained by the Corporation with an amortized cost of $6.6 billion and a fair value of $6.4 billion. Effective January 1, 2010, current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. As a result, the current period balance is eliminated in consolidation.
(3)	Represents those available-for-sale marketable equity securities that are recorded in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Quarterly Results by Business Segment

(Dollars in millions)

	First Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$14,070	$2,146	$4,818	$1,213	$2,189	$2,171	$1,391	$142
Noninterest income	18,220	1,486	1,986	2,411	818	7,605	3,018	896

Total revenue, net of interest expense	32,290	3,632	6,804	3,624	3,007	9,776	4,409	1,038

Provision for credit losses	9,805	37	3,535	3,600	916	256	242	1,219
Noninterest expense	17,775	2,505	1,751	3,328	954	4,386	3,374	1,477

Income (loss) before income taxes	4,710	1,090	1,518	(3,304)	1,137	5,134	793	(1,658)
Income tax expense (benefit) (2)	1,528	407	566	(1,233)	424	1,916	296	(848)

Net income (loss)	$3,182	$683	$952	$(2,071)	$713	$3,218	$497	$(810)

Average
Total loans and leases	$991,615	n/m	$189,307	$133,745	$211,683	$101,185	$99,063	$256,126
Total assets (3)	2,509,760	$439,022	195,874	234,116	294,505	782,415	256,209	n/m
Total deposits	981,015	414,167	n/m	n/m	143,357	104,126	224,514	70,417
Allocated equity	229,891	24,110	43,176	27,280	42,410	55,211	22,843	14,861

Period end
Total loans and leases	$976,042	n/m	$181,763	$132,428	$209,113	$97,729	$98,562	$255,828
Total assets (3)	2,333,200	$442,480	191,027	224,570	301,132	685,592	261,243	n/m
Total deposits	976,102	417,539	n/m	n/m	145,448	105,126	230,044	56,464

	Fourth Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$11,896	$1,764	$4,879	$1,275	$2,069	$2,182	$1,276	$(1,549)
Noninterest income (loss)	13,517	1,645	2,208	2,516	728	3,457	4,233	(1,270)

Total revenue, net of interest expense	25,413	3,409	7,087	3,791	2,797	5,639	5,509	(2,819)

Provision for credit losses	10,110	75	6,854	2,249	1,832	558	54	(1,512)
Noninterest expense	16,385	2,348	1,897	3,163	917	3,612	3,371	1,077

Income (loss) before income taxes	(1,082)	986	(1,664)	(1,621)	48	1,469	2,084	(2,384)
Income tax expense (benefit) (2)	(888)	389	(658)	(628)	76	28	778	(873)

Net income (loss)	$(194)	$597	$(1,006)	$(993)	$(28)	$1,441	$1,306	$(1,511)

Average
Total loans and leases	$905,913	n/m	$199,756	$132,326	$217,121	$101,758	$100,264	$154,007
Total assets (3)	2,421,531	$441,428	215,474	232,827	301,549	748,692	252,606	n/m
Total deposits	995,160	416,534	n/m	n/m	143,072	108,659	223,055	78,630
Allocated equity	250,599	23,870	41,702	26,214	42,110	51,721	19,737	45,245

Period end
Total loans and leases	$900,128	n/m	$196,289	$131,302	$213,181	$97,986	$99,596	$161,128
Total assets (3)	2,223,299	$444,561	212,695	232,588	295,607	654,057	254,190	n/m
Total deposits	991,611	419,583	n/m	n/m	146,899	102,218	224,839	65,433

	First Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$12,819	$1,869	$5,199	$1,191	$1,970	$2,794	$1,662	$(1,866)
Noninterest income	23,261	1,503	2,249	4,044	713	6,187	2,684	5,881

Total revenue, net of interest expense	36,080	3,372	7,448	5,235	2,683	8,981	4,346	4,015

Provision for credit losses	13,380	88	8,221	3,372	1,765	347	254	(667)
Noninterest expense	17,002	2,323	2,039	2,655	961	4,724	3,322	978

Income (loss) before income taxes	5,698	961	(2,812)	(792)	(43)	3,910	770	3,704
Income tax expense (benefit) (2)	1,451	361	(1,060)	(298)	(13)	1,401	291	769

Net income (loss)	$4,247	$600	$(1,752)	$(494)	$(30)	$2,509	$479	$2,935

Average
Total loans and leases	$994,121	n/m	$224,013	$125,544	$235,386	$123,061	$110,535	$174,730
Total assets (3)	2,519,134	$400,976	242,586	219,110	270,072	836,939	278,794	n/m
Total deposits	964,081	376,287	n/m	n/m	118,489	104,029	250,913	91,674
Allocated equity	228,766	23,419	39,990	14,870	39,468	46,147	17,504	47,368

Period end
Total loans and leases	$977,008	n/m	$217,532	$131,332	$232,512	$120,769	$102,766	$171,408
Total assets (3)	2,321,963	$415,139	234,499	221,442	265,989	710,314	268,607	n/m
Total deposits	953,508	390,247	n/m	n/m	122,666	96,756	242,633	77,139

(1)	Current period results for Global Card Services and All Other are presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. In prior periods, Global Card Services is presented on a managed basis with a corresponding offset in All Other.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Deposits Segment Results (1)

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (2)	$2,146	$1,764	$1,725	$1,729	$1,869
Noninterest income:
Service charges	1,479	1,645	1,904	1,747	1,501
All other income (loss)	7	—	2	(1)	2

Total noninterest income	1,486	1,645	1,906	1,746	1,503

Total revenue, net of interest expense	3,632	3,409	3,631	3,475	3,372

Provision for credit losses	37	75	93	87	88
Noninterest expense	2,505	2,348	2,313	2,614	2,323

Income before income taxes	1,090	986	1,225	774	961
Income tax expense (2)	407	389	429	254	361

Net income	$683	$597	$796	$520	$600

Net interest yield (2)	2.11%	1.69%	1.64%	1.68%	2.02%
Return on average equity	11.49	9.91	13.34	8.92	10.39
Efficiency ratio (2)	68.97	68.87	63.70	75.23	68.89

Balance sheet

Average
Total earning assets (3)	$412,371	$414,775	$416,616	$413,654	$374,848
Total assets (3)	439,022	441,428	443,224	439,992	400,976
Total deposits	414,167	416,534	418,512	415,502	376,287
Allocated equity	24,110	23,870	23,683	23,376	23,419

Period end
Total earning assets (3)	$416,160	$417,690	$415,058	$419,985	$389,067
Total assets (3)	442,480	444,561	441,539	445,889	415,139
Total deposits	417,539	419,583	416,950	421,650	390,247

(1)	Deposits includes the net impact of migrating customers and their related deposit balances between Global Wealth & Investment Management (GWIM) and Deposits. As of the date of migration, the associated net interest income, service charges and noninterest expense are recorded in the segment to which deposits were transferred.
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Deposits Key Indicators

(Dollars in millions, except as noted)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Average deposit balances
Checking	$143,767	$138,997	$136,605	$135,357	$125,681
Savings	33,345	31,995	32,374	32,488	29,564
MMS	116,796	108,848	98,659	91,275	78,154
CDs and IRAs	116,911	133,714	147,844	152,828	139,708
Foreign and other	3,348	2,980	3,030	3,554	3,180

Total average deposit balances	$414,167	$416,534	$418,512	$415,502	$376,287

Total balances migrated to (from) GWIM	$3,009	$(33)	$(2,920)	$(34,340)	$(6,140)

Deposit spreads (excludes noninterest costs)
Checking	3.82%	3.82%	3.93%	4.07%	4.18%
Savings	3.73	3.67	3.83	3.87	3.89
MMS	0.77	0.59	0.58	0.55	(0.14)
CDs and IRAs	0.12	0.02	(0.01)	0.05	0.09
Foreign and other	4.15	3.45	3.46	3.68	3.72
Total deposit spreads	1.90	1.73	1.72	1.78	1.71

Online banking (end of period)
Active accounts (units in thousands)	29,850	29,600	29,209	28,649	28,885
Active billpay accounts (units in thousands)	15,078	14,966	15,107	15,115	15,134

Bank of America has the largest active online banking customer base with 29.9 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

15.1 million active bill pay users paid $75.5 billion worth of bills this quarter.

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Global Card Services Segment Results (1)

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (2)	$4,818	$4,879	$4,919	$4,976	$5,199
Noninterest income:
Card income	1,881	2,093	2,183	2,163	2,114
All other income	105	115	148	124	135

Total noninterest income	1,986	2,208	2,331	2,287	2,249

Total revenue, net of interest expense	6,804	7,087	7,250	7,263	7,448

Provision for credit losses	3,535	6,854	6,823	7,655	8,221
Noninterest expense	1,751	1,897	1,923	1,929	2,039

Income (loss) before income taxes	1,518	(1,664)	(1,496)	(2,321)	(2,812)
Income tax expense (benefit) (2)	566	(658)	(536)	(740)	(1,060)

Net income (loss)	$952	$(1,006)	$(960)	$(1,581)	$(1,752)

Net interest yield (2)	10.32%	9.71%	9.37%	9.26%	9.41%
Return on average equity	8.94	n/m	n/m	n/m	n/m
Efficiency ratio (2)	25.74	26.75	26.54	26.56	27.38

Balance sheet

Average
Total loans and leases	$189,307	$199,756	$208,650	$215,808	$224,013
Total earning assets	189,353	199,383	208,287	215,575	224,013
Total assets	195,874	215,474	224,192	231,954	242,586
Allocated equity	43,176	41,702	40,657	41,780	39,990

Period end
Total loans and leases	$181,763	$196,289	$202,860	$211,325	$217,532
Total earning assets	182,267	196,046	202,653	211,054	217,342
Total assets	191,027	212,695	219,670	227,934	234,499

(1)	Current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. Prior periods are presented on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - Global Card Services - Reconciliation on page 41).
(2)	Fully taxable-equivalent basis

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

Global Card Services Key Indicators (1)

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Credit Card Data (2)

Loans
Average
Held credit card outstandings	$155,225	$70,893	$70,940	$70,546	$75,818
Securitization impact	n/a	91,705	97,520	102,046	102,672

Managed credit card outstandings	n/a	$162,598	$168,460	$172,592	$178,490

Period end
Held credit card outstandings	$149,555	$71,109	$70,206	$69,377	$67,960
Securitization impact	n/a	89,715	94,328	100,438	105,392

Managed credit card outstandings	n/a	$160,824	$164,534	$169,815	$173,352

Credit Quality
Charge-offs $
Held net charge-offs	$4,594	$1,941	$2,169	$2,064	$1,612
Securitization impact	n/a	2,926	3,308	2,983	2,182

Managed credit card net losses	n/a	$4,867	$5,477	$5,047	$3,794

Charge-offs %
Held net charge-offs	12.00%	10.86%	12.13%	11.74%	8.62%
Securitization impact	n/a	1.02	0.77	(0.01)	—

Managed credit card net losses	n/a	11.88%	12.90%	11.73%	8.62%

30+ Delinquency $
Held delinquency	$10,125	$4,961	$5,054	$5,221	$5,365
Securitization impact	n/a	6,599	7,047	7,748	8,246

Managed delinquency	n/a	$11,560	$12,101	$12,969	$13,611

30+ Delinquency %
Held delinquency	6.77%	6.98%	7.20%	7.53%	7.90%
Securitization impact	n/a	0.21	0.15	0.11	(0.05)

Managed delinquency	n/a	7.19%	7.35%	7.64%	7.85%

90+ Delinquency $
Held delinquency	$5,572	$2,657	$2,593	$2,894	$2,816
Securitization impact	n/a	3,550	3,600	4,263	4,106

Managed delinquency	n/a	$6,207	$6,193	$7,157	$6,922

90+ Delinquency %
Held delinquency	3.73%	3.74%	3.69%	4.17%	4.14%
Securitization impact	n/a	0.12	0.07	0.04	(0.15)

Managed delinquency	n/a	3.86%	3.76%	4.21%	3.99%

Other Global Card Services Key Indicators

Credit card data
Gross interest yield	11.18%	11.34%	11.18%	11.33%	11.68%
Risk adjusted margin	1.83	1.47	0.26	1.28	4.56
New account growth (in thousands)	745	994	1,014	957	1,230
Purchase volumes	$48,677	$54,875	$53,031	$51,944	$48,056

Debit Card Data
Debit purchase volumes	$56,067	$57,186	$54,764	$55,158	$51,133

(1)	Current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. Prior periods are presented on a managed basis.
(2)	Credit Card includes U.S., Europe and Canada consumer credit card. Does not include business card, debit card and consumer lending.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Segment Results

(Dollars in millions; except as noted)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (1)	$1,213	$1,275	$1,309	$1,200	$1,191
Noninterest income:
Mortgage banking income	1,641	1,816	1,424	2,661	3,420
Insurance income	590	618	594	553	581
All other income	180	82	86	50	43

Total noninterest income	2,411	2,516	2,104	3,264	4,044

Total revenue, net of interest expense	3,624	3,791	3,413	4,464	5,235

Provision for credit losses	3,600	2,249	2,896	2,727	3,372
Noninterest expense	3,328	3,163	3,047	2,832	2,655

Loss before income taxes	(3,304)	(1,621)	(2,530)	(1,095)	(792)
Income tax benefit (1)	(1,233)	(628)	(896)	(370)	(298)

Net loss	$(2,071)	$(993)	$(1,634)	$(725)	$(494)

Net interest yield (1)	2.58%	2.64%	2.59%	2.43%	2.64%
Efficiency ratio (1)	91.81	83.44	89.27	63.46	50.72

Balance sheet

Average
Total loans and leases	$133,745	$132,326	$132,599	$131,509	$125,544
Total earning assets	190,805	191,544	200,426	197,651	182,811
Total assets	234,116	232,827	236,086	232,253	219,110
Allocated equity	27,280	26,214	24,737	16,128	14,870

Period end
Total loans and leases	$132,428	$131,302	$134,255	$131,120	$131,332
Total earning assets	183,898	188,349	197,550	197,419	184,031
Total assets	224,570	232,588	234,725	234,277	221,442

Period end (in billions)
Mortgage servicing portfolio (2)	$2,143.7	$2,150.8	$2,148.3	$2,111.9	$2,112.8

(1)	Fully taxable-equivalent basis
(2)	Servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Key Indicators

(Dollars in millions, except as noted)

	First Quarter 2010		Fourth Quarter 2009		Third Quarter 2009		Second Quarter 2009		First Quarter 2009
Mortgage servicing rights at fair value rollforward:
Beginning balance	$19,465		$17,539		$18,535		$14,096		$12,733
Merrill Lynch balance, January 1, 2009	—		—		—		—		209
Additions / sales	1,131		1,035		1,738		1,706		1,249
Impact of customer payments	(603)		(821)		(906)		(797)		(1,185)
Other changes in MSRs	(1,151)		1,712		(1,828)		3,530		1,090

Ending balance	$18,842		$19,465		$17,539		$18,535		$14,096

Capitalized mortgage servicing rights
(% of loans serviced)	110	bps	113	bps	102	bps	109	bps	83	bps
Mortgage loans serviced for investors (in billions)	$1,717		$1,716		$1,726		$1,703		$1,699

Loan production:
Home Loans & Insurance
First mortgage	$67,313		$83,898		$90,319		$104,082		$79,072
Home equity	1,771		2,420		2,225		2,920		2,923
Total Corporation (1)
First mortgage	69,502		86,588		95,654		110,645		85,218
Home equity	2,027		2,787		2,739		3,650		4,038

Mortgage banking income
Production income	$761		$1,063		$1,121		$1,678		$1,674
Servicing income:
Servicing fees and ancillary income	1,567		1,601		1,597		1,510		1,495
Impact of customer payments	(600)		(821)		(906)		(797)		(1,185)
Fair value changes of MSRs, net of economic hedge results	(259)		(213)		(519)		143		1,301
Other servicing-related revenue	172		186		131		127		135

Total net servicing income	880		753		303		983		1,746

Total Home Loans & Insurance mortgage banking income	1,641		1,816		1,424		2,661		3,420
Other business segments’ mortgage banking income (loss) (2)	(141)		(164)		(126)		(134)		(106)

Total consolidated mortgage banking income	$1,500		$1,652		$1,298		$2,527		$3,314

(1)	In addition to loan production in Home Loans & Insurance, the remaining first mortgage and home equity loan production is primarily in GWIM.
(2)	Includes the offset of revenue for transfers of mortgage loans from Home Loans & Insurance to the ALM portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Global Commercial Banking Segment Results

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (1)	$2,189	$2,069	$2,002	$1,966	$1,970
Noninterest income:
Service charges	542	522	532	512	509
All other income	276	206	221	341	204

Total noninterest income	818	728	753	853	713

Total revenue, net of interest expense	3,007	2,797	2,755	2,819	2,683

Provision for credit losses	916	1,832	2,058	2,078	1,765
Noninterest expense	954	917	939	953	961

Income (loss) before income taxes	1,137	48	(242)	(212)	(43)
Income tax expense (benefit) (1)	424	76	(84)	(146)	(13)

Net income (loss)	$713	$(28)	$(158)	$(66)	$(30)

Net interest yield (1)	3.36%	3.03%	3.04%	3.21%	3.36%
Return on average equity	6.82	n/m	n/m	n/m	n/m
Efficiency ratio (1)	31.71	32.79	34.08	33.82	35.77

Balance sheet

Average
Total loans and leases	$211,683	$217,121	$223,890	$232,702	$235,386
Total earning assets (2)	263,988	271,041	261,648	245,341	237,729
Total assets (2)	294,505	301,549	292,650	278,025	270,072
Total deposits	143,357	143,072	131,528	125,791	118,489
Allocated equity	42,410	42,110	41,992	43,255	39,468

Period end
Total loans and leases	$209,113	$213,181	$219,379	$228,492	$232,512
Total earning assets (2)	270,778	264,512	253,343	243,543	234,585
Total assets (2)	301,132	295,607	284,655	247,984	265,989
Total deposits	145,448	146,899	133,211	128,342	122,666

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Global Commercial Banking Key Indicators

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Revenue, net of interest expense by service segment
Business lending	$1,865	$1,734	$1,721	$1,791	$1,611
Treasury services	1,142	1,063	1,034	1,028	1,072

Total revenue, net of interest expense (1)	$3,007	$2,797	$2,755	$2,819	$2,683

Average loans and leases by product
Commercial - domestic	$105,924	$109,223	$113,220	$120,455	$124,602
Commercial real estate	57,917	60,352	62,773	64,430	62,273
Direct/Indirect consumer	46,703	46,311	46,674	46,506	47,136
Other	1,139	1,235	1,223	1,311	1,375

Total average loans and leases	$211,683	$217,121	$223,890	$232,702	$235,386

Loan spread	2.30%	2.18%	2.12%	2.03%	1.88%

Credit quality
Reservable utilized criticized exposure (2)	$39,280	$40,928	$41,812	$39,042	$33,547
	18.58%	18.79%	18.64%	16.72%	14.12%
Nonperforming loans, leases and foreclosed properties (3)	$10,738	$11,030	$10,360	$9,654	$8,148
	5.12%	5.16%	4.71%	4.22%	3.50%

Average deposit balances
Interest-bearing	$54,182	$53,862	$49,531	$49,577	$51,309
Noninterest-bearing	89,175	89,210	81,997	76,214	67,180

Total	$143,357	$143,072	$131,528	$125,791	$118,489

(1)	Fully taxable-equivalent basis
(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees and commercial letters of credit.
(3)	Nonperforming loans, leases and foreclosed properties are presented on an end-of-period basis. The nonperforming ratio is calculated as nonperforming loans, leases and foreclosed properties divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Banking & Markets Segment Results

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (1)	$2,171	$2,182	$2,265	$2,378	$2,794
Noninterest income:
Investment and brokerage services	636	608	605	876	631
Investment banking income	1,217	1,969	1,233	1,605	1,120
Trading account profits	5,072	1,377	3,411	2,047	4,969
All other income (loss)	680	(497)	180	3,527	(533)

Total noninterest income	7,605	3,457	5,429	8,055	6,187

Total revenue, net of interest expense	9,776	5,639	7,694	10,433	8,981

Provision for credit losses	256	558	537	591	347
Noninterest expense	4,386	3,612	3,689	3,967	4,724

Income before income taxes	5,134	1,469	3,468	5,875	3,910
Income tax expense (1)	1,916	28	1,235	1,990	1,401

Net income	$3,218	$1,441	$2,233	$3,885	$2,509

Return on average equity	23.64%	11.06%	17.34%	31.24%	22.05%
Efficiency ratio (1)	44.86	64.06	47.96	38.02	52.60

Sales and trading revenue
Fixed income, currency and commodities	$5,515	$1,270	$4,004	$2,682	$4,768
Equity income	1,530	950	1,265	1,198	1,489

Total sales and trading revenue (2)	$7,045	$2,220	$5,269	$3,880	$6,257

Balance sheet

Average
Total trading-related assets (3)	$509,492	$494,001	$496,327	$504,863	$538,443
Total loans and leases	101,185	101,758	108,173	118,165	123,061
Total market-based earning assets	527,319	490,561	468,838	476,431	489,814
Total earning assets (4)	623,863	587,520	572,778	588,763	612,046
Total assets (4)	782,415	748,692	756,530	782,559	836,939
Total deposits	104,126	108,659	104,262	102,676	104,029
Allocated equity	55,211	51,721	51,066	49,892	46,147

Period end
Total trading-related assets (3)	$435,587	$411,562	$448,821	$436,003	$441,871
Total loans and leases	97,729	97,986	103,903	109,961	120,769
Total market-based earning assets	434,805	404,315	418,756	401,164	380,943
Total earning assets (4)	528,693	502,141	518,329	507,821	495,978
Total assets (4)	685,592	654,057	705,588	697,374	710,314
Total deposits	105,126	102,218	98,719	104,145	96,756

Trading-related assets (average)
Trading account securities	$204,001	$200,917	$198,732	$191,014	$218,158
Reverse repurchases	162,031	145,192	130,697	139,618	136,421
Securities borrowed	81,965	81,475	78,605	72,309	67,942
Derivative assets	61,495	66,417	88,293	101,922	115,922

Total trading-related assets (3)	$509,492	$494,001	$496,327	$504,863	$538,443

(1) Fully taxable-equivalent basis
(2) Sales and trading revenue represents total Global Banking & Markets revenue, net of interest expense as adjusted by the following items:
Total Global Banking & Markets revenue, net of interest expense	$9,776	$5,639	$7,694	$10,433	$8,981
Total Global Banking revenue, net of interest expense	(2,317)	(2,193)	(1,904)	(5,950)	(2,072)
Investment banking income	(596)	(908)	(635)	(820)	(485)
Fair value option net interest income	(47)	(55)	(66)	(73)	(68)
Revenue (loss) shared	229	(263)	180	269	(130)
Loss on sale of prime brokerage business	—	—	—	21	31

Total sales and trading revenue	$7,045	$2,220	$5,269	$3,880	$6,257

(3)	Includes assets which are not considered earning assets (i.e. derivative assets).
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Banking & Markets Key Indicators

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Components of investment banking income
Advisory (1)	$167	$360	$186	$292	$329
Debt issuance	773	805	720	944	655
Equity issuance	344	893	406	508	157

Total Global Markets & Investment Banking	1,284	2,058	1,312	1,744	1,141
Other (2)	(44)	(462)	(58)	(98)	(86)

Total investment banking income	$1,240	$1,596	$1,254	$1,646	$1,055

Global Corporate & Investment Banking Key Indicators

Revenue, net of interest expense - by service segment
Business lending	$969	$754	$605	$634	$872
Treasury services	676	736	767	4,515	752
Investment banking related (3)	668	705	550	799	427

Total revenue, net of interest expense	$2,313	$2,195	$1,922	$5,948	$2,051

Average deposit balances
Interest-bearing	$50,616	$49,158	$44,153	$44,335	$51,751
Noninterest-bearing	44,511	49,610	51,527	48,387	43,506

Total average deposits	$95,127	$98,768	$95,680	$92,722	$95,257

Loan spread	1.96%	1.62%	1.60%	1.46%	1.65%

Provision for credit losses	$221	$305	$440	$592	$296

Credit quality (4,5)
Reservable utilized criticized exposure	$9,971	$11,286	$12,138	$11,861	$9,995
	9.79%	10.79%	11.19%	10.44%	8.45%
Nonperforming loans, leases and foreclosed properties	$997	$1,293	$1,388	$1,314	$879
	1.22%	1.51%	1.55%	1.40%	0.88%
Average loans and leases by product
Commercial - domestic	$38,336	$41,787	$44,780	$48,523	$54,444
Commercial real estate	36	46	55	73	104
Commercial lease financing	23,696	23,873	24,139	24,207	24,315
Commercial - foreign	21,901	22,375	23,764	25,853	25,616
Direct/Indirect consumer	2	2	3	3	4
Other	43	45	55	60	61

Total average loans and leases	$84,014	$88,128	$92,796	$98,719	$104,544

(1) Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(2) Represents the offset to fees paid on the Corporation’s transactions
(3)	Includes revenue and loss sharing with Global Markets for certain activities and positions.
(4)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)	Nonperforming loans, leases and foreclosed properties are presented on an end-of-period basis. The nonperforming ratio is calculated as nonperforming loans, leases and foreclosed properties divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Investment Banking Product Rankings

	Three Months Ended March 31, 2010
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	1	12.8%	2	14.7%
Leveraged loans	1	15.7	1	22.2
Mortgage-backed securities	1	23.1	1	26.2
Asset-backed securities	1	19.2	1	22.5
Convertible debt	5	5.7	3	12.3
Common stock underwriting	3	6.6	5	8.5
Investment grade corporate debt	4	5.8	2	12.5
Syndicated loans	2	7.5	2	18.9
Net investment banking revenue	2	7.2	2	11.2
Announced mergers and acquisitions	11	8.6	11	12.6
Equity capital markets	3	6.5	4	9.4
Debt capital markets	4	7.1	1	13.1

Source: Dealogic data. Figures above include self-led transactions.

•	Rankings based on deal volumes except for investment banking revenue rankings which reflect fees.
•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.
•	Mergers and acquisitions volume rankings are for announced transactions and provide credit only to the investment bank advising the parent company that is domiciled within that region.
•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.

Highlights
Global top 3 rankings in:

High-yield corporate debt	Common stock underwriting
Leveraged loans	Syndicated loans
Mortgage-backed securities	Net investment banking revenue
Asset-backed securities	Equity capital markets

U.S. top 3 rankings in:

High-yield corporate debt	Investment grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Net investment banking revenue
Asset-backed securities	Debt capital markets
Convertible debt

Excluding self-led deals, global and U.S. leveraged loans, mortgage-backed securities and asset-backed securities rankings were #1. Global high-yield corporate debt ranked #1 and syndicated loans ranked #2 in the U.S. and globally. Investment grade corporate debt ranked #2 in the U.S. Convertible debt ranked #3 and common stock underwriting ranked #5 in the U.S. Net investment banking revenue ranked #2 in the U.S. and globally, and debt capital markets ranked #1 and equity capital markets ranked #4 in the U.S.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	March 31, 2010
	Subprime (1)	Retained Positions	Total Subprime	Non- Subprime (2)	Total
Unhedged	$827	$390	$1,217	$314	$1,531
Hedged (3)	711	—	711	617	1,328

Total	$1,538	$390	$1,928	$931	$2,859

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Hedged amounts are presented at carrying value before consideration of the insurance.

Credit Default Swaps with Monoline Financial Guarantors

(Dollars in millions)

	March 31, 2010
	Super Senior CDOs	Other Guaranteed Positions	Total
Notional	$3,720	$37,470	$41,190

Mark-to-market or guarantor receivable	$2,911	$7,445	$10,356
Credit valuation adjustment	(1,982)	(3,845)	(5,827)

Total	$929	$3,600	$4,529

Credit valuation adjustment %	68%	52%	56%

(Writedowns) gains during the three months ended March 31, 2010	$(109)	$39	$(70)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Segment Results (1)

(Dollars in millions, except as noted)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (2)	$1,391	$1,276	$1,332	$1,294	$1,662
Noninterest income:
Investment and brokerage services	2,391	2,404	2,329	2,230	2,310
All other income	627	1,829	436	647	374

Total noninterest income	3,018	4,233	2,765	2,877	2,684

Total revenue, net of interest expense	4,409	5,509	4,097	4,171	4,346

Provision for credit losses	242	54	515	238	254
Noninterest expense	3,374	3,371	3,206	3,338	3,322

Income before income taxes	793	2,084	376	595	770
Income tax expense (2)	296	778	127	191	291

Net income	$497	$1,306	$249	$404	$479

Net interest yield (2)	2.52%	2.29%	2.54%	2.54%	2.76%
Return on average equity	8.83	26.25	5.07	8.61	11.10
Efficiency ratio (2)	76.52	61.18	78.28	80.00	76.45

Balance sheet
Average
Total loans and leases	$99,063	$100,264	$101,181	$101,748	$110,535
Total earning assets (3)	223,649	221,400	208,098	204,631	244,693
Total assets (3)	256,209	252,606	239,340	237,551	278,794
Total deposits	224,514	223,055	214,992	215,382	250,913
Allocated equity	22,843	19,737	19,490	18,813	17,504

Period end
Total loans and leases	$98,562	$99,596	$99,307	$100,878	$102,766
Total earning assets (3)	228,113	219,865	218,008	203,253	238,322
Total assets (3)	261,243	254,190	249,181	233,804	268,607
Total deposits	230,044	224,839	220,481	207,580	242,633

Client assets
Assets under management	$750,721	$749,852	$739,831	$705,216	$697,371
Client brokerage assets (4)	1,282,295	1,270,461	1,235,483	1,164,171	1,102,633
Assets in custody	281,072	274,472	269,233	252,830	234,361
Client deposits	230,041	224,840	220,482	207,581	242,634
Less: Client brokerage assets and assets in custody included in assets under management	(360,945)	(346,682)	(331,953)	(307,619)	(289,523)

Total net client assets	$2,183,184	$2,172,943	$2,133,076	$2,022,179	$1,987,476

(1)	GWIM services clients through three primary businesses: Merrill Lynch Global Wealth Management (MLGWM); U.S. Trust, Bank of America Private Wealth Management (U.S. Trust); and Columbia Management (Columbia).
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(4)	Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Business Results

(Dollars in millions)

	Three Months Ended March 31, 2010
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Columbia Management	Other
Net interest income (2)	$1,391	$1,105	$361	$—	$(75)
Noninterest income:
Investment and brokerage services	2,391	1,586	315	273	217
All other income	627	427	12	4	184

Total noninterest income	3,018	2,013	327	277	401

Total revenue, net of interest expense	4,409	3,118	688	277	326

Provision for credit losses	242	58	184	—	—
Noninterest expense	3,374	2,488	447	218	221

Income before income taxes	793	572	57	59	105
Income tax expense (2)	296	212	21	22	41

Net income	$497	$360	$36	$37	$64

Net interest yield (2)	2.52%	2.44%	2.89%	n/m	n/m
Return on average equity	8.83	16.02	2.67	13.04%	n/m
Efficiency ratio (2)	76.52	79.80	65.07	n/m	n/m
Average - total loans and leases	$99,063	$48,315	$50,748	n/m	n/m
Average - total deposits	224,514	180,803	41,264	n/m	n/m
Period end - total assets (3)	261,243	207,683	53,468	$2,064	n/m

	Three Months Ended December 31, 2009
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Columbia Management	Other
Net interest income (2)	$1,276	$1,027	$335	$—	$(86)
Noninterest income:
Investment and brokerage services	2,404	1,614	296	283	211
All other income	1,829	440	11	1	1,377

Total noninterest income	4,233	2,054	307	284	1,588

Total revenue, net of interest expense	5,509	3,081	642	284	1,502

Provision for credit losses	54	(19)	73	—	—
Noninterest expense	3,371	2,446	449	234	242

Income before income taxes	2,084	654	120	50	1,260
Income tax expense (2)	778	242	44	18	474

Net income	$1,306	$412	$76	$32	$786

Net interest yield (2)	2.29%	2.25%	2.55%	n/m	n/m
Return on average equity	26.25	19.53	5.60	14.91%	n/m
Efficiency ratio (2)	61.18	79.40	69.89	n/m	n/m
Average - total loans and leases	$100,264	$48,248	$52,015	n/m	n/m
Average - total deposits	223,055	178,178	42,433	n/m	n/m
Period end - total assets (3)	254,190	195,041	55,349	$2,717	n/m

	Three Months Ended March 31, 2009
	Total	Merrill Lynch Global Wealth Management (1)	U.S. Trust	Columbia Management	Other
Net interest income (2)	$1,662	$1,382	$357	$12	$(89)
Noninterest income:
Investment and brokerage services	2,310	1,538	317	260	195
All other income (loss)	374	400	16	(122)	80

Total noninterest income	2,684	1,938	333	138	275

Total revenue, net of interest expense	4,346	3,320	690	150	186

Provision for credit losses	254	223	31	—	—
Noninterest expense	3,322	2,389	491	217	225

Income (loss) before income taxes	770	708	168	(67)	(39)
Income tax expense (benefit) (2)	291	262	62	(25)	(8)

Net income (loss)	$479	$446	$106	$(42)	$(31)

Net interest yield (2)	2.76%	2.70%	2.73%	n/m	n/m
Return on average equity	11.10	25.18	8.80	n/m	n/m
Efficiency ratio (2)	76.45	71.95	71.11	n/m	n/m
Average - total loans and leases	$110,535	$57,710	$52,822	n/m	n/m
Average - total deposits	250,913	209,031	39,509	n/m	n/m
Period end - total assets (3)	268,607	215,943	56,419	$2,642	n/m

(1)	MLGWM includes the net impact of migrating customers and their related deposit and loan balances to or from Deposits and Home Loans & Insurance. As of the date of migration, the associated net interest income, noninterest income and noninterest expense are recorded in the segment to which the customers migrated. During the three months ended March 31, 2010, total deposits of $3.0 billion were migrated from Deposits to MLGWM. During the three months ended December 31, 2009 and March 31, 2009, total deposits of $33 million and $6.1 billion were migrated to Deposits from MLGWM. In addition, during the three months ended March 31, 2010, December 31, 2009 and March 31, 2009, total loans of $598 million, $838 million and $10.2 billion were migrated to Home Loans & Insurance from MLGWM.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management - Key Indicators

(Dollars in millions, except as noted)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Investment and Brokerage Services
Merrill Lynch Global Wealth Management
Asset management fees	$820	$801	$762	$717	$788
Brokerage income	766	813	780	719	750

Total	$1,586	$1,614	$1,542	$1,436	$1,538

U.S. Trust
Asset management fees	$309	$290	$303	$325	$307
Brokerage income	6	6	7	6	10

Total	$315	$296	$310	$331	$317

Columbia Management
Asset management fees	$272	$282	$276	$270	$260
Brokerage income	1	1	—	—	—

Total	$273	$283	$276	$270	$260

Other
Asset management fees	$121	$120	$114	$113	$116
Brokerage income	96	91	87	80	79

Total	$217	$211	$201	$193	$195

Total Global Wealth & Investment Management
Asset management fees	$1,522	$1,493	$1,455	$1,425	$1,471
Brokerage income	869	911	874	805	839

Total investment and brokerage services	$2,391	$2,404	$2,329	$2,230	$2,310

Assets Under Management
Assets under management by business:
Merrill Lynch Global Wealth Management	$296,244	$281,933	$268,107	$239,888	$219,658
U.S. Trust	189,236	187,984	187,964	180,902	179,142
Columbia Management	303,740	320,191	329,103	331,810	340,692
Retirement & Philanthropic Services	46,487	47,183	44,437	39,298	45,304
Eliminations (1)	(85,126)	(87,574)	(89,915)	(86,811)	(87,550)
International Wealth Management	140	135	135	129	125

Total assets under management	$750,721	$749,852	$739,831	$705,216	$697,371

Assets under management rollforward:
Beginning balance	$749,852	$739,831	$705,216	$697,371	$523,159
Merrill Lynch balance, January 1, 2009	—	—	—	—	246,292
Net flows	(14,431)	(4,606)	(17,757)	(27,071)	(43,235)
Market valuation/other	15,300	14,627	52,372	34,916	(28,845)

Ending balance	$750,721	$749,852	$739,831	$705,216	$697,371

Assets under management mix:
Money market/other	$158,577	$179,112	$193,593	$215,637	$244,577
Fixed income	232,109	226,970	221,963	204,974	198,177
Equity	360,035	343,770	324,275	284,605	254,617

Total assets under management	$750,721	$749,852	$739,831	$705,216	$697,371

Assets under management - domestic and foreign:
Domestic	$728,979	$728,899	$717,289	$685,492	$679,927
Foreign	21,742	20,953	22,542	19,724	17,444

Total assets under management	$750,721	$749,852	$739,831	$705,216	$697,371

Client Brokerage Assets	$1,282,295	$1,270,461	$1,235,483	$1,164,171	$1,102,633

GWIM Metrics

Total Financial Advisors & Wealth Advisors	16,465	16,406	16,344	16,290	16,983

Client Facing Professionals	19,435	19,355	19,310	19,299	20,877

Merrill Lynch Global Wealth Management Metrics

Number of Financial Advisors	15,005	15,006	14,979	15,008	15,822

Financial Advisor Productivity (2) (in thousands)	$807	$830	$824	$809	$803

Total client balances (3)	$1,449,373	$1,434,255	$1,397,302	$1,318,124	$1,290,815

U.S. Trust Metrics

Client Facing Professionals	2,197	2,199	2,191	2,210	2,226

Total client balances (3)	$308,968	$310,965	$309,294	$296,457	$295,067

Columbia Management Performance Metrics

# of 4 or 5 Star Funds by Morningstar	35	36	43	54	49

% of Assets Under Management in 4 or 5 Star Rated Funds (4)	48%	47%	53%	54%	49%

(1)	The elimination of assets under management that are managed by two lines of business.
(2)	Financial Advisor Productivity is defined as annualized total revenue (excluding residual net interest income) divided by the total number of financial advisors.
(3)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.
(4)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

All Other Results (1, 2)

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income (2)	$142	$(1,549)	$(1,799)	$(1,601)	$(1,866)
Noninterest income:
Card income (loss)	—	(431)	(721)	(277)	534
Equity investment income	368	829	886	5,980	1,326
Gains on sales of debt securities	647	856	1,442	672	1,471
All other income (loss)	(119)	(2,524)	(2,283)	(4,313)	2,550

Total noninterest income (loss)	896	(1,270)	(676)	2,062	5,881

Total revenue, net of interest expense	1,038	(2,819)	(2,475)	461	4,015

Provision for credit losses (3)	1,219	(1,512)	(1,217)	(1)	(667)
Merger and restructuring charges	521	533	594	829	765
All other noninterest expense	956	544	595	558	213

Income (loss) before income taxes	(1,658)	(2,384)	(2,447)	(925)	3,704
Income tax expense (benefit) (2)	(848)	(873)	(920)	(1,712)	769

Net income (loss)	$(810)	$(1,511)	$(1,527)	$787	$2,935

Balance sheet

Average
Total loans and leases	$256,126	$154,007	$155,084	$165,557	$174,730
Total deposits	70,417	78,630	95,052	89,514	91,674

Period end
Total loans and leases	$255,828	$161,128	$153,845	$159,949	$171,408
Total deposits	56,464	65,433	81,437	84,212	77,139

(1)	All Other consists of equity investment activities including Global Principal Investments, Corporate Investments and Strategic Investments, the residential mortgage portfolio associated with ALM activities, the residual impact of cost allocation processes, merger and restructuring charges, intersegment eliminations, the results of First Republic Bank, fair value adjustments related to certain Merrill Lynch structured notes and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations, foreign exchange rate fluctuations related to revaluation of foreign-denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. All Other also includes adjustments to noninterest income and income tax expense to remove the FTE impact of items (primarily low-income housing tax credits) that have been grossed up within noninterest income to a FTE amount in the business segments. In addition, the All Other current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. Prior periods are presented on a managed basis and include the offsetting securitization impact to present Global Card Services on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - All Other - Reconciliation on page 42).
(2)	Fully taxable-equivalent basis
(3)	Current period shown on a GAAP basis in accordance with the new accounting guidance. Prior periods represent the provision for credit losses for All Other combined with the Global Card Services securitization offset.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Equity Investments

(Dollars in millions)

	Global Principal Investments Exposures				Equity Investment Income
	March 31, 2010			December 31, 2009
	Book Value	Unfunded Commitments	Total	Total	First Quarter 2010
Global Principal Investments:
Global Private Equity	$5,744	$264	$6,008	$6,031	$400
Global Real Estate	2,120	277	2,397	2,748	(6)
Global Strategic Capital	4,283	1,846	6,129	6,420	176
Legacy/Other Investments	1,316	55	1,371	1,419	7

Total Global Principal Investments	$13,463	$2,442	$15,905	$16,618	$577

Components of Equity Investment Income (Loss) (Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Global Principal Investments	$577	$671	$713	$304	$(466)
Corporate Investments	(311)	65	109	10	(272)
Strategic and other investments (1)	102	93	64	5,666	2,064

Total equity investment income included in All Other	368	829	886	5,980	1,326
Total equity investment income (loss) included in the business segments (2)	257	1,197	(43)	(37)	(124)

Total consolidated equity investment income	$625	$2,026	$843	$5,943	$1,202

(1)	For the three months ended June 30, 2009 and March 31, 2009, includes a $5.3 billion and $1.9 billion pre-tax gain due to sales of portions of the Corporation’s China Construction Bank investment.
(2)	For the three months ended December 31, 2009, includes a pre-tax gain of $1.1 billion related to the Corporation’s BlackRock equity investment interest.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	March 31 2010	January 1 2010 (1)	December 31 2009	Increase (Decrease) From December 31, 2009 to March 31, 2010
Consumer
Residential mortgage (2)	$245,007	$242,129	$242,129	$2,878
Home equity	149,907	154,202	149,126	781
Discontinued real estate (3)	14,211	14,854	14,854	(643)
Credit card - domestic	120,783	129,642	49,453	71,330
Credit card - foreign	28,772	31,182	21,656	7,116
Direct/Indirect consumer (4)	99,372	99,812	97,236	2,136
Other consumer (5)	3,022	3,110	3,110	(88)

Total consumer	661,074	674,931	577,564	83,510

Commercial
Commercial - domestic (6)	195,862	204,201	198,903	(3,041)
Commercial real estate (7)	66,649	69,377	69,447	(2,798)
Commercial lease financing	21,465	22,199	22,199	(734)
Commercial - foreign	26,905	27,079	27,079	(174)

Total commercial loans	310,881	322,856	317,628	(6,747)
Commercial loans measured at fair value (8)	4,087	4,936	4,936	(849)

Total commercial	314,968	327,792	322,564	(7,596)

Total loans and leases	$976,042	$1,002,723	$900,128	$75,914

(1)	Balance reflects impact of new accounting guidance on consolidation of VIEs and transfers of financial assets.
(2)	Includes foreign residential mortgages of $511 million and $552 million at March 31, 2010 and December 31, 2009.
(3)	Includes $12.8 billion and $13.4 billion of pay option loans, and $1.4 billion and $1.5 billion of subprime loans at March 31, 2010 and December 31, 2009. The Corporation no longer originates these products.
(4)	Includes dealer financial services loans of $45.3 billion and $41.6 billion, consumer lending of $17.7 billion and $19.7 billion, securities-based lending margin loans of $13.5 billion and $12.9 billion, and foreign consumer loans of $7.9 billion and $8.0 billion at March 31, 2010 and December 31, 2009.
(5)	Includes consumer finance loans of $2.2 billion and $2.3 billion, and other foreign consumer loans of $680 million and $709 million at March 31, 2010 and December 31, 2009.
(6)	Includes small business commercial - domestic loans, including card related products, of $16.6 billion and $17.5 billion at March 31, 2010 and December 31, 2009.
(7)	Includes domestic commercial real estate loans of $63.9 billion and $66.5 billion, and foreign commercial real estate loans of $2.7 billion and $3.0 billion at March 31, 2010 and December 31, 2009.
(8)	Certain commercial loans are accounted for under the fair value option and include commercial - domestic loans of $2.5 billion and $3.0 billion, commercial - foreign loans of $1.5 billion and $1.9 billion, and commercial real estate loans of $101 million and $90 million at March 31, 2010 and December 31, 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	First Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$243,833	$—	$—	$—	$323	$545	$35,443	$207,522
Home equity	152,536	—	—	132,227	980	—	16,817	2,512
Discontinued real estate	14,433	—	—	—	—	—	—	14,433
Credit card - domestic	125,353	—	125,348	—	—	—	—	5
Credit card - foreign	29,872	—	29,872	—	—	—	—	—
Direct/Indirect consumer	100,920	81	19,846	87	45,400	67	23,595	11,844
Other consumer	3,002	41	663	—	—	9	23	2,266

Total consumer	669,949	122	175,729	132,314	46,703	621	75,878	238,582

Commercial
Commercial - domestic	202,662	378	12,086	1,423	105,924	50,239	20,925	11,687
Commercial real estate	68,526	6	178	8	57,917	1,079	2,085	7,253
Commercial lease financing	21,675	—	—	—	—	23,696	31	(2,052)
Commercial - foreign	28,803	—	1,314	—	1,139	25,550	144	656

Total commercial	321,666	384	13,578	1,431	164,980	100,564	23,185	17,544

Total loans and leases	$991,615	$506	$189,307	$133,745	$211,683	$101,185	$99,063	$256,126

	Fourth Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$236,883	$—	$—	$—	$351	$557	$35,822	$200,153
Home equity	150,704	—	—	130,227	958	—	17,405	2,114
Discontinued real estate	15,152	—	—	—	—	—	—	15,152
Credit card - domestic	49,213	—	131,140	—	—	—	—	(81,927)
Credit card - foreign	21,680	—	31,458	—	—	—	—	(9,778)
Direct/Indirect consumer	98,938	86	22,188	85	45,002	35	23,346	8,196
Other consumer	3,177	209	693	—	—	9	13	2,253

Total consumer	575,747	295	185,479	130,312	46,311	601	76,586	136,163

Commercial
Commercial - domestic	207,050	379	12,665	2,005	109,223	49,401	21,367	12,010
Commercial real estate	71,352	7	165	9	60,352	1,233	2,184	7,402
Commercial lease financing	21,769	—	—	—	—	23,873	1	(2,105)
Commercial - foreign	29,995	—	1,447	—	1,235	26,650	126	537

Total commercial	330,166	386	14,277	2,014	170,810	101,157	23,678	17,844

Total loans and leases	$905,913	$681	$199,756	$132,326	$217,121	$101,758	$100,264	$154,007

	First Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$265,121	$—	$—	$—	$455	$546	$38,780	$225,340
Home equity	158,575	—	—	123,921	1,059	—	26,582	7,013
Discontinued real estate	19,386	—	—	—	—	—	—	19,386
Credit card - domestic	58,960	—	150,820	—	—	—	—	(91,860)
Credit card - foreign	16,858	—	27,670	—	—	—	—	(10,812)
Direct/Indirect consumer	100,741	161	29,279	96	45,619	130	20,359	5,097
Other consumer	3,408	354	578	—	3	22	55	2,396

Total consumer	623,049	515	208,347	124,017	47,136	698	85,776	156,560

Commercial
Commercial - domestic	240,683	298	14,319	1,515	124,602	64,565	22,547	12,837
Commercial real estate	72,206	39	125	12	62,273	1,350	2,144	6,263
Commercial lease financing	22,056	—	—	—	—	24,315	—	(2,259)
Commercial - foreign	36,127	—	1,222	—	1,375	32,133	68	1,329

Total commercial	371,072	337	15,666	1,527	188,250	122,363	24,759	18,170

Total loans and leases	$994,121	$852	$224,013	$125,544	$235,386	$123,061	$110,535	$174,730

(1)	Current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. In prior periods, Global Card Services is presented on a managed basis with a corresponding offset in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	March 31 2010	December 31 2009	Increase (Decrease)	March 31 2010	December 31 2009	Increase (Decrease)
Diversified financials	$63,166	$68,876	$(5,710)	$96,787	$110,948	$(14,161)
Real estate (4)	72,937	75,049	(2,112)	87,608	91,479	(3,871)
Government and public education	43,751	44,151	(400)	61,575	61,446	129
Healthcare equipment and services	29,249	29,584	(335)	45,340	46,370	(1,030)
Capital goods	22,473	23,834	(1,361)	45,314	47,413	(2,099)
Consumer services	28,563	28,517	46	43,812	44,164	(352)
Retailing	23,666	23,671	(5)	41,998	42,260	(262)
Commercial services and supplies	22,807	23,892	(1,085)	32,995	34,646	(1,651)
Materials	16,311	16,373	(62)	32,569	32,898	(329)
Individuals and trusts	23,493	25,191	(1,698)	30,680	33,678	(2,998)
Banks	24,794	20,299	4,495	27,868	23,384	4,484
Insurance	19,923	20,613	(690)	27,202	28,033	(831)
Food, beverage and tobacco	13,875	14,812	(937)	26,906	27,985	(1,079)
Utilities	8,149	9,217	(1,068)	25,592	25,229	363
Energy	10,222	9,605	617	24,818	23,619	1,199
Media	10,714	11,236	(522)	22,179	22,832	(653)
Transportation	12,671	13,724	(1,053)	18,045	19,597	(1,552)
Religious and social organizations	8,936	8,920	16	11,302	11,371	(69)
Pharmaceuticals and biotechnology	2,796	2,875	(79)	10,162	10,343	(181)
Technology hardware and equipment	3,695	3,135	560	9,569	9,671	(102)
Telecommunication services	3,496	3,558	(62)	9,564	9,478	86
Consumer durables and apparel	4,287	4,374	(87)	9,243	9,829	(586)
Software and services	3,111	3,216	(105)	8,878	9,306	(428)
Food and staples retailing	3,438	3,680	(242)	6,501	6,562	(61)
Automobiles and components	2,209	2,379	(170)	5,187	5,339	(152)
Other	4,497	3,596	901	9,457	7,390	2,067
Total commercial credit exposure by industry	$483,229	$494,377	$(11,148)	$771,151	$795,270	$(24,119)

Net credit default protection purchased on total commitments (5)				$(20,600)	$(19,025)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $58.1 billion and $58.4 billion at March 31, 2010 and December 31, 2009. Not reflected in utilized and committed exposure is additional derivative non-cash collateral held of $16.0 billion and $16.2 billion which consists primarily of other marketable securities at March 31, 2010 and December 31, 2009.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $4.1 billion and $4.9 billion and issued letters of credit at notional value of $1.6 billion and $1.7 billion at March 31, 2010 and December 31, 2009. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $25.7 billion and $25.3 billion at March 31, 2010 and December 31, 2009.
(3)	Includes small business commercial - domestic exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile (1)

	March 31 2010	December 31 2009
Less than or equal to one year	17%	16%
Greater than one year and less than or equal to five years	81	81
Greater than five years	2	3
Total net credit default protection	100%	100%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1, 2)

(Dollars in millions)

	March 31, 2010		December 31, 2009
Ratings (3)	Net Notional	Percent	Net Notional	Percent
AAA	$15	(0.1)%	$15	(0.1)%
AA	(285)	1.4	(344)	1.8
A	(6,414)	31.1	(6,092)	32.0
BBB	(9,025)	43.8	(9,573)	50.4
BB	(2,335)	11.3	(2,725)	14.3
B	(774)	3.9	(835)	4.4
CCC and below	(1,489)	7.2	(1,691)	8.9
NR(4)	(293)	1.4	2,220	(11.7)
Total net credit default protection	$(20,600)	100.0%	$(19,025)	100.0%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	Ratings are refreshed on a quarterly basis.
(3)	The Corporation considers ratings of BBB- or higher to meet the definition of investment grade.
(4)	In addition to names which have not been rated, “NR” includes $(211) million and $2.3 billion in net credit default swap index positions at March 31, 2010 and December 31, 2009. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities / Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure March 31, 2010	Increase (Decrease) from December 31, 2009
Region/Country
Asia Pacific
China (7)	$638	$575	$511	$10,095	$11,819	$263	$12,082	$19
India	2,387	1,484	1,162	2,830	7,863	—	7,863	1,703
South Korea	502	936	1,047	3,308	5,793	—	5,793	782
Hong Kong	383	263	132	323	1,101	—	1,101	(1)
Singapore	369	48	45	561	1,023	—	1,023	155
Taiwan	330	28	75	163	596	279	875	146
Other Asia Pacific (8)	254	73	177	480	984	21	1,005	(26)
Total Asia Pacific	4,863	3,407	3,149	17,760	29,179	563	29,742	2,778
Latin America
Brazil (9)	522	573	107	6,227	7,429	1,702	9,131	(323)
Mexico (10)	1,628	304	320	2,954	5,206	83	5,289	(182)
Chile	684	222	283	237	1,426	2	1,428	267
Argentina	26	1	1	318	346	174	520	74
Other Latin America (8)	282	322	31	250	885	47	932	(102)
Total Latin America	3,142	1,422	742	9,986	15,292	2,008	17,300	(266)
Middle East and Africa
South Africa	264	2	50	890	1,206	—	1,206	58
Bahrain	105	7	12	905	1,029	—	1,029	(104)
United Arab Emirates	770	11	111	71	963	—	963	243
Other Middle East and Africa (8)	294	141	133	179	747	1	748	(20)
Total Middle East and Africa	1,433	161	306	2,045	3,945	1	3,946	177
Central and Eastern Europe
Turkey	149	179	28	187	543	48	591	203
Other Central and Eastern Europe (8)	165	224	464	802	1,655	65	1,720	(167)
Total Central and Eastern Europe	314	403	492	989	2,198	113	2,311	36
Total emerging market exposure	$9,752	$5,393	$4,689	$30,780	$50,614	$2,685	$53,299	$2,725
(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. There was no emerging market exposure included in the portfolio accounted for under the fair value option at March 31, 2010 and December 31, 2009.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $704 million and $557 million at March 31, 2010 and December 31, 2009. At March 31, 2010 and December 31, 2009, there were $428 million and $616 million of other marketable securities collateralizing derivative assets.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure at March 31, 2010 was $18.9 billion compared to $17.6 billion at December 31, 2009. Local liabilities at March 31, 2010 in Asia Pacific, Latin America, and Middle East and Africa were $17.3 billion, $1.4 billion and $201 million, respectively, of which $8.1 billion were in Singapore, $2.2 billion in South Korea, $2.1 billion in both Hong Kong and India, $1.5 billion in China, and $1.3 billion were in Mexico. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $9.2 billion in China Construction Bank (CCB).
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, or Other Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $5.4 billion in Itau Unibanco Holding S.A.
(10)	Securities/Other Investments include an investment of $2.7 billion in Grupo Financiero Santander, S.A.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties

(Dollars in millions)

	March 31 2010	December 31 2009	September 30 2009	June 30 2009	March 31 2009
Residential mortgage	$17,763	$16,596	$15,509	$13,615	$10,846
Home equity (1)	3,335	3,804	3,741	3,826	3,497
Discontinued real estate	279	249	207	181	129
Direct/Indirect consumer	91	86	92	57	29
Other consumer	89	104	105	93	91

Total consumer	21,557	20,839	19,654	17,772	14,592

Commercial - domestic (2)	4,407	4,925	4,719	4,204	3,022
Commercial real estate	7,177	7,286	6,943	6,651	5,662
Commercial lease financing	147	115	170	104	104
Commercial - foreign	150	177	261	250	300

	11,881	12,503	12,093	11,209	9,088
Small business commercial - domestic	179	200	167	200	224

Total commercial	12,060	12,703	12,260	11,409	9,312

Total nonperforming loans and leases	33,617	33,542	31,914	29,181	23,904
Foreclosed properties	2,308	2,205	1,911	1,801	1,728

Total nonperforming loans, leases and foreclosed properties (3, 4, 5, 6, 7)	$35,925	$35,747	$33,825	$30,982	$25,632

Loans past due 90 days or more and still accruing (3, 5, 8, 9)	$21,423	$16,845	$7,595	$6,403	$6,344
Nonperforming loans, leases and foreclosed properties/Total assets (3, 5, 10)	1.54%	1.61%	1.51%	1.38%	1.11%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (3, 5, 10)	3.69	3.98	3.72	3.31	2.64
Nonperforming loans and leases/Total loans and leases (3, 5, 10)	3.46	3.75	3.51	3.12	2.47

Allowance for credit losses:
Allowance for loan and lease losses (1, 11)	$46,835	$37,200	$35,832	$33,785	$29,048
Reserve for unfunded lending commitments	1,521	1,487	1,567	1,992	2,102

Total allowance for credit losses	$48,356	$38,687	$37,399	$35,777	$31,150

Allowance for loan and lease losses/Total loans and leases (10)	4.82%	4.16%	3.95%	3.61%	3.00%
Allowance for loan and lease losses/Total nonperforming loans and leases (12)	139	111	112	116	122

Commercial utilized reservable criticized exposure (13)	$55,322	$58,687	$60,059	$57,180	$48,660
Commercial utilized reservable criticized exposure/Commercial utilized exposure (13)	14.37%	14.94%	14.78%	13.53%	11.13%

(1)	Current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets, and includes $448 million in home equity loans and $10.8 billion in allowance for loan and lease losses. Prior periods have not been restated.
(2)	Excludes small business commercial - domestic loans.
(3)	Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(4)	Balances do not include nonperforming loans held-for-sale of $5.0 billion, $7.3 billion, $6.2 billion, $5.9 billion and $5.0 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.
(5)	Balances do not include loans accounted for under the fair value option. At March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, there were $70 million, $138 million, $305 million and $111 million, respectively, of nonperforming loans accounted for under the fair value option. At March 31, 2009, there were no nonperforming loans accounted for under the fair value option. At March 31, 2010, December 31, 2009 and September 30, 2009, there were $247 million, $87 million and $111 million of loans past due 90 days or more and still accruing interest and accounted for under the fair value option. At June 30, 2009 and March 31, 2009, there were no loans past due 90 days or more and still accruing interest and accounted for under the fair value option.
(6)	Balances do not include past due consumer credit card, consumer non-real estate-secured loans, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and business card loans.
(7)	Balances do not include non-accruing troubled debt restructured loans in the consumer real estate portfolio that have been removed from the purchased credit-impaired portfolio of $301 million, $395 million, $321 million, $362 million and $182 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.
(8)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $223 million, $6 million, $6 million, $0 and $18 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.
(9)	Includes balances related to loans insured by the Federal Housing Administration of $13.6 billion, $11.7 billion, $2.3 billion, $447 million and $411 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.
(10)	Ratios do not include loans accounted for under the fair value option of $4.1 billion, $4.9 billion, $6.2 billion, $7.0 billion and $7.4 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.
(11)	Balances include the allowance for loan and lease losses on purchased credit-impaired loans of $5.0 billion, $3.9 billion, $3.6 billion, $2.3 billion and $1.6 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.
(12)	Excluding the valuation allowance for purchased credit-impaired loans, allowance for loan and lease losses as a percentage of total nonperforming loans and leases would have been 124 percent, 99 percent, 101 percent, 108 percent and 115 percent at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009, respectively.
(13)	Criticized exposure and ratios exclude loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure. Including loans held-for-sale, other nonreservable exposure and commercial loans accounted for under the fair value option, the ratios would have been 15.87 percent, 16.44 percent, 15.85 percent, 14.93 percent and 12.63 percent at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties Activity

(Dollars in millions)

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Nonperforming Consumer Loans:
Balance, beginning of period	$20,839	$19,654	$17,772	$14,592	$9,888
Additions due to the consolidation of VIEs (1)	448	—	—	—	—
Additions (2)	6,298	6,521	6,696	7,076	7,718
Paydowns and payoffs	(625)	(371)	(410)	(382)	(296)
Return to performing status (3)	(2,521)	(2,169)	(966)	(804)	(601)
Charge-offs (4)	(2,607)	(2,443)	(2,829)	(2,478)	(1,692)
Other	(275)	(353)	(609)	(232)	(425)

Total nonperforming consumer loans, end of period	21,557	20,839	19,654	17,772	14,592
Foreclosed properties	1,388	1,428	1,298	1,330	1,356

Total nonperforming consumer loans and foreclosed properties (5)	$22,945	$22,267	$20,952	$19,102	$15,948

Nonperforming Commercial Loans and Leases (6):
Balance, beginning of period	$12,703	$12,260	$11,409	$9,312	$6,497
Additions (2)	1,964	3,792	4,289	4,416	4,434
Paydowns and payoffs	(830)	(1,048)	(944)	(593)	(490)
Return to performing status (3)	(323)	(220)	(94)	(92)	(55)
Charge-offs (7)	(956)	(1,448)	(1,773)	(1,429)	(976)
Other	(498)	(633)	(627)	(205)	(98)

Total nonperforming commercial loans and leases, end of period	12,060	12,703	12,260	11,409	9,312
Foreclosed properties	920	777	613	471	372

Total nonperforming commercial loans and foreclosed properties (5)	$12,980	$13,480	$12,873	$11,880	$9,684

(1)	Balance reflects impact of new accounting guidance on consolidation of VIEs and transfers of financial assets.
(2)	The first quarter of 2009 includes $465 million of nonperforming consumer loans and $402 million of nonperforming commercial loans and leases acquired from Merrill Lynch.
(3)	Loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after also considering the borrower’s sustained historical repayment performance for a reasonable period, generally six months.
(4)	Our policy is not to classify consumer credit card and consumer non-real estate loans as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity.
(5)	For amount excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 36.
(6)	Includes small business commercial - domestic activity.
(7)	Business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	First Quarter 2010		Fourth Quarter 2009		Third Quarter 2009		Second Quarter 2009		First Quarter 2009
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$1,069	1.78%	$1,233	2.07%	$1,247	2.05%	$1,085	1.72%	$785	1.20%
Home equity	2,397	6.37	1,560	4.11	1,970	5.10	1,839	4.71	1,681	4.30
Discontinued real estate	21	0.60	14	0.38	37	0.89	35	0.76	15	0.31
Credit card - domestic	3,963	12.82	1,546	12.46	1,787	14.25	1,788	13.87	1,426	9.81
Credit card - foreign	631	8.57	395	7.22	382	7.14	276	5.88	186	4.48
Direct/Indirect consumer	1,109	4.46	1,288	5.17	1,451	5.76	1,475	5.90	1,249	5.03
Other consumer	58	7.80	114	14.20	118	14.00	99	11.93	97	11.67

Total consumer	9,248	5.60	6,150	4.24	6,992	4.73	6,597	4.39	5,439	3.54

Commercial - domestic (3)	286	0.63	637	1.36	773	1.58	536	1.03	244	0.46
Commercial real estate	615	3.64	745	4.15	873	4.67	629	3.34	455	2.56
Commercial lease financing	21	0.40	43	0.79	41	0.72	44	0.81	67	1.22
Commercial - foreign	25	0.37	162	2.30	149	2.05	122	1.54	104	1.25

	947	1.28	1,587	2.05	1,836	2.28	1,331	1.58	870	1.02
Small business commercial - domestic	602	14.21	684	15.16	796	17.45	773	16.69	633	13.47

Total commercial	1,549	1.98	2,271	2.78	2,632	3.09	2,104	2.37	1,503	1.68

Total net charge-offs	$10,797	4.44	$8,421	3.71	$9,624	4.13	$8,701	3.64	$6,942	2.85

By Business Segment
Deposits	$43	34.73%	$97	56.52%	$98	57.21%	$86	56.10%	$85	40.60%
Global Card Services (4)	6,011	12.88	6,487	12.88	7,400	14.07	6,975	12.96	5,276	9.55
Home Loans & Insurance	2,317	7.03	1,501	4.50	1,963	5.87	1,599	4.88	1,492	4.82
Global Banking & Markets	154	0.64	517	2.13	486	1.90	396	1.43	235	0.82
Global Commercial Banking	1,065	2.04	1,310	2.39	1,452	2.57	1,241	2.14	1,035	1.78
Global Wealth & Investment Management	119	0.49	211	0.84	285	1.12	172	0.68	162	0.60
All Other (4)	1,088	1.72	(1,702)	(4.39)	(2,060)	(5.28)	(1,768)	(4.28)	(1,343)	(3.12)

Total net charge-offs	$10,797	4.44	$8,421	3.71	$9,624	4.13	$8,701	3.64	$6,942	2.85

Supplemental managed basis data

Credit card - domestic	n/a	n/a	$4,195	12.69%	$4,816	13.92%	$4,530	12.69%	$3,421	9.20%
Credit card - foreign	n/a	n/a	672	8.48	661	8.41	517	7.06	373	5.47

Total credit card managed net losses	n/a	n/a	$4,867	11.88	$5,477	12.90	$5,047	11.73	$3,794	8.62

(1)	Current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets.
(2)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(3)	Excludes small business commercial - domestic loans.
(4)	Global Card Services is presented on a managed basis for periods prior to first quarter 2010. The securitization offset is included within All Other.

n/a = not applicable

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	March 31, 2010			December 31, 2009			March 31, 2009
Allowance for loan and lease losses (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)
Residential mortgage	$4,683	10.00%	1.91%	$4,607	12.38%	1.90%	$2,856	9.83%	1.09%
Home equity	12,178	26.00	8.12	10,160	27.31	6.81	7,457	25.67	4.73
Discontinued real estate	1,110	2.37	7.81	989	2.66	6.66	67	0.23	0.35
Credit card - domestic	13,703	29.26	11.34	6,017	16.18	12.17	4,597	15.83	8.96
Credit card - foreign	2,394	5.11	8.32	1,581	4.25	7.30	866	2.98	5.20
Direct/Indirect consumer	3,395	7.25	3.42	4,227	11.36	4.35	5,381	18.52	5.40
Other consumer	191	0.41	6.35	204	0.55	6.53	202	0.70	6.11

Total consumer	37,654	80.40	5.70	27,785	74.69	4.81	21,426	73.76	3.52

Commercial - domestic (3)	4,956	10.58	2.53	5,152	13.85	2.59	5,264	18.12	2.29
Commercial real estate	3,569	7.62	5.36	3,567	9.59	5.14	1,756	6.05	2.33
Commercial lease financing	278	0.59	1.30	291	0.78	1.31	238	0.82	1.08
Commercial - foreign	378	0.81	1.41	405	1.09	1.50	364	1.25	1.09

Total commercial (4)	9,181	19.60	2.95	9,415	25.31	2.96	7,622	26.24	2.11

Allowance for loan and lease losses	46,835	100.00%	4.82	37,200	100.00%	4.16	29,048	100.00%	3.00

Reserve for unfunded lending commitments	1,521			1,487			2,102

Allowance for credit losses	$48,356			$38,687			$31,150

(1)	Current period is presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets.
(2)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans measured at fair value under the fair value option for each loan and lease category. Loans measured at fair value include commercial - domestic loans of $2.5 billion, $3.0 billion and $4.8 billion, commercial—foreign loans of $1.5 billion, $1.9 billion and $2.5 billion, and commercial real estate loans of $101 million, $90 million and $89 million at March 31, 2010, December 31, 2009 and March 31, 2009.
(3)	Includes allowance for small business commercial—domestic loans of $2.1 billion, $2.4 billion and $3.1 billion at March 31, 2010, December 31, 2009, and March 31, 2009.
(4)	Includes allowance for loan and lease losses for impaired commercial loans of $934 million, $1.2 billion and $1.1 billion at March 31, 2010, December 31, 2009 and March 31, 2009.

Allocation of the Allowance for Credit Losses by Product Type - Impact of New Accounting Guidance on Consolidations

(Dollars in millions)

Allowance for loan and lease losses (1)	March 31 2010	January 1 2010	Consolidation Impact (1)	December 31 2009
Residential mortgage	$4,683	$4,607	$—	$4,607
Home equity	12,178	10,733	573	10,160
Discontinued real estate	1,110	989	—	989
Credit card - domestic	13,703	15,102	9,085	6,017
Credit card - foreign	2,394	2,686	1,105	1,581
Direct/Indirect consumer	3,395	4,251	24	4,227
Other consumer	191	204	—	204

Total consumer	37,654	38,572	10,787	27,785

Commercial - domestic	4,956	5,153	1	5,152
Commercial real estate	3,569	3,567	—	3,567
Commercial lease financing	278	291	—	291
Commercial - foreign	378	405	—	405

Total commercial	9,181	9,416	1	9,415

Allowance for loan and lease losses	46,835	47,988	10,788	37,200
Reserve for unfunded lending commitments	1,521	1,487	—	1,487

Allowance for credit losses	$48,356	$49,475	$10,788	$38,687

(1)	Represents impact of new accounting guidance on consolidation of VIEs and transfers of financial assets.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Reconciliation to GAAP Financial Measures

(Dollars in millions, shares in thousands)

The Corporation evaluates its business based upon a fully taxable-equivalent basis which is a non-GAAP measure. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The adjustment of net interest income to a fully taxable-equivalent basis results in a corresponding increase in income tax expense. The Corporation also evaluates its business based upon ratios that utilize tangible equity which is a non-GAAP measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding plus any common shares issued upon assumed conversion of common equivalent shares. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship, and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals. Also, the efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009.

Reconciliation of net interest income to net interest income fully taxable-equivalent basis

	First Quarter 2010	Fourth Quarter 2009	Third Quarter 2009	Second Quarter 2009	First Quarter 2009
Net interest income	$13,749	$11,559	$11,423	$11,630	$12,497
Fully taxable-equivalent adjustment	321	337	330	312	322

Net interest income fully taxable-equivalent basis	$14,070	$11,896	$11,753	$11,942	$12,819

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense fully taxable-equivalent basis

Total revenue, net of interest expense	$31,969	$25,076	$26,035	$32,774	$35,758
Fully taxable-equivalent adjustment	321	337	330	312	322

Net interest income fully taxable-equivalent basis	$32,290	$25,413	$26,365	$33,086	$36,080

Reconciliation of income tax expense (benefit) to income tax expense (benefit) fully taxable-equivalent basis

Income tax expense (benefit)	$1,207	$(1,225)	$(975)	$(845)	$1,129
Fully taxable-equivalent adjustment	321	337	330	312	322

Income tax expense (benefit) fully taxable-equivalent basis	$1,528	$(888)	$(645)	$(533)	$1,451

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$200,380	$197,123	$197,230	$173,497	$160,739
Common Equivalent Securities	11,760	4,811	—	—	—
Goodwill	(86,334)	(86,053)	(86,170)	(87,314)	(84,584)
Intangible assets (excluding MSRs)	(11,906)	(12,556)	(13,223)	(13,595)	(9,461)
Related deferred tax liabilities	3,497	3,712	3,725	3,916	3,977

Tangible common shareholders’ equity	$117,397	$107,037	$101,562	$76,504	$70,671

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$229,891	$250,599	$255,983	$242,867	$228,766
Goodwill	(86,334)	(86,053)	(86,170)	(87,314)	(84,584)
Intangible assets (excluding MSRs)	(11,906)	(12,556)	(13,223)	(13,595)	(9,461)
Related deferred tax liabilities	3,497	3,712	3,725	3,916	3,977

Tangible shareholders’ equity	$135,148	$155,702	$160,315	$145,874	$138,698

Reconciliation of period end common shareholders’ equity to period end tangible common shareholders’ equity

Common shareholders’ equity	$211,859	$194,236	$198,843	$196,492	$166,272
Common Equivalent Securities	—	19,244	—	—	—
Goodwill	(86,305)	(86,314)	(86,009)	(86,246)	(86,910)
Intangible assets (excluding MSRs)	(11,548)	(12,026)	(12,715)	(13,245)	(13,703)
Related deferred tax liabilities	3,396	3,498	3,714	3,843	3,958

Tangible common shareholders’ equity	$117,402	$118,638	$103,833	$100,844	$69,617

Reconciliation of period end shareholders’ equity to period end tangible shareholders’ equity

Shareholders’ equity	$229,823	$231,444	$257,683	$255,152	$239,549
Goodwill	(86,305)	(86,314)	(86,009)	(86,246)	(86,910)
Intangible assets (excluding MSRs)	(11,548)	(12,026)	(12,715)	(13,245)	(13,703)
Related deferred tax liabilities	3,396	3,498	3,714	3,843	3,958

Tangible shareholders’ equity	$135,366	$136,602	$162,673	$159,504	$142,894

Reconciliation of period end assets to period end tangible assets

Assets	$2,333,200	$2,223,299	$2,251,043	$2,254,394	$2,321,963
Goodwill	(86,305)	(86,314)	(86,009)	(86,246)	(86,910)
Intangible assets (excluding MSRs)	(11,548)	(12,026)	(12,715)	(13,245)	(13,703)
Related deferred tax liabilities	3,396	3,498	3,714	3,843	3,958

Tangible assets	$2,238,743	$2,128,457	$2,156,033	$2,158,746	$2,225,308

Reconciliation of ending common shares outstanding to ending tangible common shares outstanding

Common shares outstanding	10,032,001	8,650,244	8,650,314	8,651,459	6,400,950
Assumed conversion of common equivalent shares (1)	—	1,286,000	—	—	—

Tangible common shares outstanding	10,032,001	9,936,244	8,650,314	8,651,459	6,400,950

(1)	On February 24, 2010, the common equivalent shares converted into common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

Global Card Services - Reconciliation

(Dollars in millions)

	Fourth Quarter 2009			Third Quarter 2009
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$4,879	$(2,226)	$2,653	$4,919	$(2,275)	$2,644
Noninterest income:
Card income	2,093	(679)	1,414	2,183	(1,007)	1,176
All other income	115	(21)	94	148	(26)	122

Total noninterest income	2,208	(700)	1,508	2,331	(1,033)	1,298

Total revenue, net of interest expense	7,087	(2,926)	4,161	7,250	(3,308)	3,942

Provision for credit losses	6,854	(2,926)	3,928	6,823	(3,308)	3,515
Noninterest expense	1,897	—	1,897	1,923	—	1,923

Loss before income taxes	(1,664)	—	(1,664)	(1,496)	—	(1,496)
Income tax benefit (3)	(658)	—	(658)	(536)	—	(536)

Net loss	$(1,006)	$—	$(1,006)	$(960)	$—	$(960)

Balance sheet
Average - total loans and leases	$199,756	$(91,705)	$108,051	$208,650	$(97,520)	$111,130
Period end - total loans and leases	196,289	(89,715)	106,574	202,860	(94,328)	108,532

	Second Quarter 2009			First Quarter 2009
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$4,976	$(2,358)	$2,618	$5,199	$(2,391)	$2,808
Noninterest income:
Card income	2,163	(592)	1,571	2,114	244	2,358
All other income	124	(33)	91	135	(35)	100

Total noninterest income	2,287	(625)	1,662	2,249	209	2,458

Total revenue, net of interest expense	7,263	(2,983)	4,280	7,448	(2,182)	5,266

Provision for credit losses	7,655	(2,983)	4,672	8,221	(2,182)	6,039
Noninterest expense	1,929	—	1,929	2,039	—	2,039

Loss before income taxes	(2,321)	—	(2,321)	(2,812)	—	(2,812)
Income tax benefit (3)	(740)	—	(740)	(1,060)	—	(1,060)

Net loss	$(1,581)	$—	$(1,581)	$(1,752)	$—	$(1,752)

Balance sheet
Average - total loans and leases	$215,808	$(102,046)	$113,762	$224,013	$(102,672)	$121,341
Period end - total loans and leases	211,325	(100,438)	110,887	217,532	(105,392)	112,140

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

The Corporation reports Global Card Services current period results in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. Prior period results are presented on a managed basis. Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. In prior periods, loan securitization removed loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualifying special purpose entity which was excluded from the Corporation’s Consolidated Financial Statements in accordance with GAAP applicable at the time.

The performance of the managed portfolio is important in understanding Global Card Services results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. In prior periods, Global Card Services managed income statement line items differed from a held basis reported as follows:

•

Managed net interest income included Global Card Services net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income included Global Card Services noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record securitized net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also included the impact of adjustments to the interest-only strips that were recorded in card income as management managed this impact within Global Card Services.

•	Provision for credit losses represented the provision managed for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Fourth Quarter 2009			Third Quarter 2009
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(1,549)	$2,226	$677	$(1,799)	$2,275	$476
Noninterest income:
Card income (loss)	(431)	679	248	(721)	1,007	286
Equity investment income	829	—	829	886	—	886
Gains on sales of debt securities	856	—	856	1,442	—	1,442
All other loss	(2,524)	21	(2,503)	(2,283)	26	(2,257)

Total noninterest income (loss)	(1,270)	700	(570)	(676)	1,033	357

Total revenue, net of interest expense	(2,819)	2,926	107	(2,475)	3,308	833

Provision for credit losses	(1,512)	2,926	1,414	(1,217)	3,308	2,091
Merger and restructuring charges	533	—	533	594	—	594
All other noninterest expense	544	—	544	595	—	595

Loss before income taxes	(2,384)	—	(2,384)	(2,447)	—	(2,447)
Income tax benefit (3)	(873)	—	(873)	(920)	—	(920)

Net loss	$(1,511)	$—	$(1,511)	$(1,527)	$—	$(1,527)

Balance sheet
Average - total loans and leases	$154,007	$91,705	$245,712	$155,084	$97,520	$252,604
Period end - total loans and leases	161,128	89,715	250,843	153,845	94,328	248,173

	Second Quarter 2009			First Quarter 2009
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(1,601)	$2,358	$757	$(1,866)	$2,391	$525
Noninterest income:
Card income (loss)	(277)	592	315	534	(244)	290
Equity investment income	5,980	—	5,980	1,326	—	1,326
Gains on sales of debt securities	672	—	672	1,471	—	1,471
All other income (loss)	(4,313)	33	(4,280)	2,550	35	2,585

Total noninterest income	2,062	625	2,687	5,881	(209)	5,672

Total revenue, net of interest expense	461	2,983	3,444	4,015	2,182	6,197

Provision for credit losses	(1)	2,983	2,982	(667)	2,182	1,515
Merger and restructuring charges	829	—	829	765	—	765
All other noninterest expense	558	—	558	213	—	213

Income (loss) before income taxes	(925)	—	(925)	3,704	—	3,704
Income tax expense (benefit) (3)	(1,712)	—	(1,712)	769	—	769

Net income	$787	$—	$787	$2,935	$—	$2,935

Balance sheet
Average - total loans and leases	$165,557	$102,046	$267,603	$174,730	$102,672	$277,402
Period end - total loans and leases	159,949	100,438	260,387	171,408	105,392	276,800

(1)	Current period results are presented in accordance with new accounting guidance on consolidation of VIEs and transfers of financial assets. Prior period results are presented on a managed basis. Provision for credit losses represents provision for credit losses in All Other combined with Global Card Services securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Appendix: Selected Slides from the

First Quarter 2010 Earnings Release Presentation

This information is preliminary and based on company data available at the time of the presentation.	43

A Solid Start to 2010 Financials

Revenue of $32.3 B up 14% from 4Q09 but down 16% from 1Q09, on a managed basis

– Sales and trading recorded record revenue of $7.0 B including write-downs on legacy assets of only

$34 M

– Net interest income continues to be pressured by lack of loan demand

– Merrill Lynch structured notes valuation gain in 1Q10 of $226 M, 4Q09 loss of $1.6 B, and 1Q09 gain of $2.2 B

– Prior year comparison also impacted by 1Q09 revenue of $1.9 B gain from asset sales Expense of $17.8 B up 8% from 4Q09 and 5% from 1Q09

– 1Q10 expenses of $758 M related to retirement eligible grants compared to 1Q09 of $165 M

– 1Q10 and 4Q09 included litigation costs of $500 M

– Revenue related incentives up from 4Q09 on higher sales and trading results

– Non-compensation expenses declined 5% from 4Q09 Credit quality trends mostly positive

– Provision expense of $9.8 B declined $3.2 B or 25% from 4Q09, on a managed basis comparison

– Provision expense was $992 M less than charge-offs while 4Q09 provision expense was $1.7 B more than charge-offs

– Net credit losses of $10.8 B (on a managed basis comparison) declined $550 M from 4Q09

– Nonperforming assets were flat compared to 4Q09

– Commercial reserveable criticized exposure down for second straight quarter with pace of decline accelerating Strong capital and liquidity

– Tier 1 capital ratio of 10.23%

– Tier 1 common ratio of 7.60%

– Tangible common equity ratio of 5.24%

– Global excess liquidity increased roughly $50 B to more than $260 B

– Time to required funding stands at 24 months

Net Interest Income (continued)

Managed Average Loans
(excl. Residential Mortgages)
$ in Billions
$1,200
$900
$600
$300
$0
$832
$814
$786
$761
$748
$371
$363
$344
$330
$322
$461
$451
$442
$431
$426
1Q09
2Q09
3Q09
4Q09
1Q10
Managed Consumer loans (excl. residential mortgages)
Commercial loans

Comments vs 4Q09

Average Deposits
$ in Billions
$1,200
$900
$600
$300
$0
$964
$975
$990
$995
$981
$119
$116
$120
$102
$92
$183
$193
$200
$215
$212
$662
$666
$670
$678
$677
1Q09
2Q09
3Q09
4Q09
1Q10
Retail deposits
Commercial deposits
Other deposits

Comments vs. 4Q09

Average Discretionary Portfolio
(on Balance Sheet)
$ in Billions
$800
$600
$400
$200
$0
$551
$509
$506
$516
$555
$286
$255
$264
$279
$311
$265
$254
$242
$237
$244
1Q09
2Q09
3Q09
4Q09
1Q10
Residential mortgages
Investment securities

Comments vs. 4Q09

Net Interest Income (continued)

Managed Average Loans (excl. Residential Mortgages)

$ in Billions

$1,200

$900

$600

$300

$0

$832 $371 $461

$814 $363 $451

$786 $344 $442

$761 $330 $431

$748 $322 $426

1Q09 2Q09 3Q09 4Q09 1Q10

$ in Billions

$1,200 $900 $600 $300 $0

$964 $115 $187 $662

$975 $116 $193 $666

$990 $120 $200 $670

$995 $102 $215 $678

$981 $92 $212 $677

1Q09 2Q09 3Q09 4Q09 1Q10

$ in Billions

$800 $600 $400 $200 $0

$551 $286 $265

$509 $255 $254

$506 $264 $242

$516 $279 $237

$555 $311 $244

1Q09 2Q09 3Q09 4Q09 1Q10Net Interest Income (continued)

Comments vs 4Q09

Average loans, including impact of net charge-offs, declined $13 B compared to 4Q09 on a managed basis Consumer declines were led by average card receivables falling $7 B

Commercial loans declined $8 B

– Excluding impact of FAS 166/167 adoption commercial loans fell $13 B

– Clients at the smaller revenue end of the Commercial portfolio have started to exhibit early signs of demand improvement based on preliminary application trends the past two months

Comments vs. 4Q09

Average retail deposits remain flat even after expected CD maturities, exit of fully insured government program (TAGP) and Countrywide run-offs Commercial deposits held steady as clients remain highly liquid. We saw minimal impact to opting out of TAGP

Other deposits, primarily CDs with institutional investors, declined $10 B

Comments vs. 4Q09

The growth in average balances ($39 B) was primarily due to additions at the end of 2009 in highly liquid agency mortgage-backed securities and U.S. treasuries

– Increase partially offset by reduction of Credit Card ABS securities due to impact of FAS 166/167 With continued customer deleveraging, liquidity is up nearly $50 B

Mortgage Banking Revenue

Commentary

• Mortgage banking revenue declined $152 M vs. 4Q09

– Servicing income increased $146 M due mainly to lower than expected prepayments

– Production income declined $298 M as volume and margins decreased

– Production income remains impacted from expenses associated with reps and warranties. 1Q10 included roughly $500 M for reps and warranties in line with 4Q09

$in Millions

$3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $-

$3,314 $1,600 $1,714

$2,527 $1,577 $950

$1,298 $1,017 $281

$1,652 $929 $723

$1,500 $631 $869

1Q09 2Q09 3Q09 4Q09 1Q10

Key Mortgage Statistics

($ in B) 1Q10 4Q09 1Q09

Total Corp Home Loan Originations

First Mortgage $ 69.5 $ 86.6 $ 85.2 Home Equity 2.0 2.8 4.0

MSR, Ending Balance $ 18.8 $ 19.5 $ 14.1 Capitalized MSR, bps 110 113 83 Serviced for Others, EOP $ 1,717 $ 1,716 $ 1,699

Net servicing income

Production

Other Revenue Items

Equity investment revenue

• 1Q10 includes $331 M loss from sale of $3 B discretionary equity securities portfolio

• 4Q09 included $1.1 B gain recorded from dilution of ownership in Blackrock

Gains on sales of debt securities

• Gains on sales of debt securities of $734 M in 1Q10 compared to $1 B in 4Q09 and $1.5 B in 1Q09

Insurance Revenue

• Insurance income remains strong at $715 M in 1Q10, in line with $703 M in 4Q09 and $688 M in 1Q09

Other Income

• Fair value option impact on Merrill Lynch structured notes resulted in 1Q10 gain of $226 M vs loss of $1.6 B in 4Q09 and $2.2 B gain in 1Q09

• Other-than-temporary impairment losses of $601 M driven by non-agency CMOs

• Write-downs on legacy assets within other income were minimal in 1Q10 compared to $1 B in 4Q09 and $1.7 B in 1Q09

Expense Management

Noninterest Expense
($ in millions)
$20,000
$15,000
$10,000
$5,000
$0
$17,002
$17,020
$16,306
$16,385
$17,775
$8,234
$9,230
$8,693
$9,028
$8,617
$8,768
$7,790
$7,613
$7,357
$9,158
1Q09
2Q09
3Q09
4Q09
1Q10
Personnel
Non-personnel

Commentary vs. 4Q09

Expense Management

Commentary vs. 4Q09

1Q10 increase from 4Q09 driven by the impact of expenses related to retirement eligible grants and higher revenue related incentives

Personnel expenses are up $1.8 B from 4Q09

– $758 M related to the impact of expenses from retirement eligible grants

– Excluding the retirement eligible grants expense, $1 B higher personnel expense was driven by increased incentive compensation based on overall financial performance

Non-personnel costs declined 5% from 4Q09

Both quarters include roughly $500 M in litigation costs

$17,002 $17,775 $17,020 $16,306 $16,385

Asset Quality Items of Interest

Impact of Special Items

Adoption of FAS 166/167 consolidated onto the balance sheet certain receivables primarily held off-balance sheet in trusts

– Higher card receivables ($89.7 B), reserves ($10.2 B), NCOs ($2.7 B), 30+ delinquencies ($6.6 B)

– Higher home equity receivables ($5.1 B), reserves ($570 M) and NCOs ($ 170 M)

– Higher commercial loans ($5.2 B) and auto loans ($2.6 B)

Implementation of guidance clarifying charge-offs on collateral dependent modified loans

– Higher home equity charge-offs ($643 M)

– Higher residential mortgage charge-offs ($161 M)

– Higher discontinued real estate charge-offs ($9 M)

Delinquent FHA government insured loans

($ in M)

1Q10 4Q09 3Q09 2Q09 1Q09

FHA insured 30+ delinquencies $ 14,917 $ 12,241 $ 2,426 $ 447 $ 411

Change from prior period $ 2,676 $ 9,815 $ 1,979 $ 36

30+ Delinquency Amounts

Total consumer as reported 36,752 37,043 27,925 26,771 28,628

Total consumer excl. FHA insured 21,835 24,802 25,499 26,324 28,217

Residential mortgages as reported 20,858 19,360 9,455 7,533 7,926

Residential mortgages excl. FHA insured 5,941 7,119 7,029 7,086 7,515

30+ Delinquency Ratios

Total consumer as reported 5.56% 5.55% 4.15% 3.88% 4.01%

Total consumer excl. FHA insured 3.42% 3.79% 3.81% 3.81% 3.95%

Residential mortgages as reported 8.51% 8.00% 3.96% 3.06% 3.03%

Residential mortgages excl. FHA insured 2.67% 3.11% 2.98% 2.89% 2.88%

Credit Quality

Commentary

•Adoption of FAS 166/167 caused increases in credit card and home equity net charge-offs as receivables returned to the balance sheet •Also included in 1Q10 is $813 M in home loan charge-offs on collateral dependent modifications •Excluding these two items all categories were down to mostly flat vs. 4Q09

– Consumer losses compared to prior period on a managed basis were down $811 M

– Commercial loss declines were broad based across industries and borrowers

Net losses

$ in Millions

$15,000 $12,000 $9,000 $6,000

$3,000

$-

$9,124

$11,684

$12,932

$11,347

$10,797

$1,503

$2,182

$5,439

$2,104

$2,983

$6,597

$2,632

$3,308

$6,992

$2,271

$2,926

$6,992

$11,347

$2,271

$2,926

$6,150

$6,150

$10,797

$1,549

$9,248

1Q09

2Q09

3Q09

4Q09

1Q10

$ in Millions

Consumer net charge offs

Commercial net charge offs

Securitized credit card net losses

$ in Millions

$50,000

$40,000

$30,000

$20,000

$10,000

$-

$29,048

3.52%

$7,622

2.11%

$21,426

4.27%

$8,552

2.48%

$25,233

4.62%

$9,110

2.76%

$26,722

4.81%

$9,415

2.96%

$27,785

5.70%

$9,181

2.95%

$37,654

6.00%

4.00%

2.00%

0.00%

$33,785

$35,832

$37,200

$46,835

Consumer allowance for loan losses

Commercial ALLL as % of loans

Commercial allowance for loan losses

Consumer ALLL as % of loans

Commentary

•Adoption of FAS 166/167 resulted in an increase in the reserves of approximately $11 B, primarily in credit card •Total allowance coverage now stands at 4.8% of loans and leases •Excluding FAS 166/167 impact the reserve was lowered $992 M

– Consumer unsecured reserves were reduced $2.3 B

– Consumer Real Estate reserves increased $1.5 B, including $890 M for Countrywide purchased credit-impaired loans

Commercial reserves decreased $233 M primarily in Small Business

Delinquency and Criticized Trends

Consumer 30 days past due performing
$ in Millions
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$28,628
$26,771
$27,925
$37,043
$36,752
$411
$447
$2,426
$12,241
$14,917
$28,217
$26,324
$25,499
$24,802
$21,835
1Q09
2Q09
3Q09
4Q09
1Q10
Core consumer
Government insured loans

Commentary

Commercial utilized reservable criticized exposure
$ in Millions
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$48,660
$57,180
$60,059
$58,687
$55,322
1Q09
2Q09
3Q09
4Q09
1Q10

Commentary

Delinquency and Criticized Trends

Consumer 30 days past due performing

Commentary

•Core delinquencies in 1Q10 declined in Card Services for the fourth consecutive quarter and in Home Loans which was largely seasonal

Commentary

•1Q10 declined $3.4 B, the second straight quarterly decline, driven by paydowns, an increase in upgrades and significantly fewer downgrades

$40,000

$35,000

$30,000

$25,000

$20,000

$15,000

$10,000

$-

$28,628

$411

$28,217

$26,771

$447

$26,324

$5,000

$12,241

$27,925

$2,426

$25,499

$37,043

$24,802

$36,752

$14,917

$21,835

1Q09

2Q09

3Q09

4Q09

1Q10

$70,000

$60,000

$50,000

$40,000

$30,000

$20,000

$10,000

$-

1Q09

2Q09

3Q09

4Q09

1Q10

$48,660

$57,180

$60,059

$58,687

$55,322

$ in Millions

$ in Millions

core consumer

Government insured loans

commercial utilized reservable criticized exposure

Focus on Home Equity Loans

Loan Balances – End of Period ($ in billions)

$0 $ 50 $100 $150

$157.6 $155.0 $152.0 $149.1 $149.9

$13.2

$26.0

$110.7

1Q09

2Q09

3Q09

4Q09

1Q10

Non-purchased credit-impaired second lien

First lien

Purchased credit-impaired

Allowance For Non-Purchased Credit-Impaired Loans

($ In millions)

$10,000 $5,000 $0 1Q09 2Q09 3Q09 4Q09 1Q10

$5,862 $6,756 $7,085 $7,189 $8,263

Net Charge-offs

($In millions)

$2,500

$2,000

$1,500

$1,000

$500

$0

1Q09 2Q09 3Q09 4Q09 1Q10

$1,681

$1,839

$1,970

$1,560

$2,397

Home Equity Portfolio Characteristics

90% of portfolio are stand-alone originations versus piggy back loans

$13.2 B legacy Countrywide purchased credit-impaired loan portfolio For the non-purchased credit-impaired portfolio:

– $26.0 B are in first lien position

– $110.7 B are second lien positions

35% or $38.8 B have CLTV greater than 100%

Does not mean that entire second lien position is a loss in the event of default

Assuming proceeds of 89% of the collateral value, we estimate collateral value of $10.7 B available for second liens

Additionally, on 92% of second liens with CLTVs greater than 100%, the customer is current Allowance on the non-purchased credit-impaired home equity portfolio is $8.3 B

2 Charge-offs do not include Countrywide purchased credit-impaired portfolio as they were considered part of the original purchase accounting.

1Q10 losses include $643 M on collateral dependent modified loans and $170 M from consolidation of loans under FAS

166/167

Countrywide Purchased Credit-Impaired Loan Portfolio

($ in billions)

7/1/2008 3/31/2010 1

Carrying

Value Net

Lifetime of

UPB Loss Ratio 2 UPB Allowance

Residential Mortgage $ 10.5 17% $ 8.4 $ 7.2

Home Equity 21.1 49% 17.9 9.5

Discontinued Real Estate 26.6 24% 20.0 15.4

Total Portfolio $ 58.2 32% $ 46.3 $ 32.1

1 Product classification is based on the original product classification even if loans were subsequently modified into another product type

2 The lifetime loss ratio represents our current estimate of the lifetime losses of the purchase credit-impaired portfolio as a percentage of the UPB at acquisition. This compares to the original lifetime estimate of losses of 23%.

The remaining pool has a UPB of $46.3 B and is carried, net of allowance, at $32.1 B or 69% of UPB

1Q10 includes an increase in the allowance through provision of $890 M compared to $537 M in 4Q09. The additional provision resulted from portfolio trends and a reassessment of modification impacts as we gain more experience with customers going through the modification process.

While $15.7 B of UPB in this purchased credit-impaired portfolio has become more than 180 days past due, including $10.7 B of first lien and $5.0 B of home equity loans, customers are up-to-date or current on their payments on $24.6 B.

Mortgage Modification Efforts

* Bank of America services 14 M first and second lien mortgage loans

* 1.4 M first mortgage servicing customers are more than 60 days delinquent on their mortgage payment.

- Approximately 621,000 customers are potentially eligible for a mortgage modification through HAMP

- Reasons for HAMP ineligibility

- Loans originated after January 1, 2009; customers who have an FHA, VA or Jumbo mortgage or are in current workout programs

- Non-owner occupied or vacant

- Debt-to-income ratio of less than 31%

- Unemployment or underemployment

* Bank of America and Countrywide have provided home ownership retention opportunities on more than 800,000 modification transactions with customers in past two years

- More than 530,000 through our proprietary programs

- More than 289,000 have begun a trial modification (extended offers to 388,000)

- More than 82% of trial modifications have made 3 or more consecutive payments

- Completed nearly 33,000 permanent modifications

- Additional 38,000 modifications are awaiting customer signature

Cumulative Mortgage Modifications

900,000

800,000

700,000

600,000

500,000

400,000

300,000

200,000

100,000

-

Q1

‘09

Q2

‘09

Q3

‘09

Q4

‘09

Q1

‘10

Active MHA Trial Modifications

MHA Permanent Modifications

Non-MHA Permanent Modifications*

Results by Business Segment – 4Q09

($ in millions, FTE basis)

Global Wealth Global Global Global Card Home Loans & Investment Commercial Banking &

Total Corp Deposits Services & Insurance Management Banking Markets All Other

Net interest income $ 11,896 $ 1,764 $ 4,879 $ 1,275 $ 1,276 $ 2,069 $ 2,182 $ (1,549) Card income 1,782 - 2,093 - 25 63 32 (431) Service charges 2,756 1,645 - 1 21 522 566 1 Investment and brokerage services 3,014 (3) - - 2,404 1 608 4 Investment banking income 1,596 - - - 80 8 1,969 (461) Equity investment income 2,026 - 2 (1) 1,365 (22) (147) 829 Trading account profits 1,475 - (1) - 15 22 1,377 62 Mortgage banking income 1,652 - - 1,816 4 - (25) (143) Gains on sales of debt securities 1,039 - - 4 (3) - 182 856 All other income (1,823) 3 114 696 322 134 (1,105) (1,987) Total noninterest income 13,517 1,645 2,208 2,516 4,233 728 3,457 (1,270) Total revenue, net of interest expense 25,413 3,409 7,087 3,791 5,509 2,797 5,639 (2,819) Total noninterest expense 16,385 2,348 1,897 3,163 3,371 917 3,612 1,077 Pre-tax preprovision earnings 9,028 1,061 5,190 628 2,138 1,880 2,027 (3,896) Provision for credit losses 10,110 75 6,854 2,249 54 1,832 558 (1,512) Income (loss) before income taxes (1,082) 986 (1,664) (1,621) 2,084 48 1,469 (2,384) Income tax expense (benefit) (888) 389 (658) (628) 778 76 28 (873) Net income (loss) $ (194) $ 597 $ (1,006) $ (993) $ 1,306 $ (28) $ 1,441 $ (1,511)

Large pre-tax items included in 4Q09 numbers above:

FVO impact mostly on Merrill notes (1,582) Retirement eligible expense -Marks on legacy assets (1,053) CVA2 (186) Blackrock ownership dilution 1,140 Total large items 4Q09 (1,681)

Results by Business Segment – 1Q09

($ in millions, FTE basis)

Global Wealth Global Global Global Card Home Loans & Investment Commercial Banking &

Total Corp Deposits Services & Insurance Management Banking Markets All Other

Net interest income $ 12,819 $ 1,869 $ 5,199 $ 1,191 $ 1,662 $ 1,970 $ 2,794 $ (1,866) Card income 2,865 - 2,114 1 25 38 153 534 Service charges 2,533 1,501 - 5 32 509 484 2 Investment and brokerage services 2,963 (2) - - 2,310 5 631 19 Investment banking income 1,055 - - - 14 7 1,120 (86) Equity investment income 1,202 - 2 1 56 (12) (171) 1,326 Trading account profits 5,201 - - (2) 34 32 4,969 168 Mortgage banking income 3,314 - - 3,420 7 - (6) (107) Gains on sales of debt securities 1,498 - - 4 - - 23 1,471 All other income 2,630 4 133 615 206 134 (1,016) 2,554 Total noninterest income 23,261 1,503 2,249 4,044 2,684 713 6,187 5,881 Total revenue, net of interest expense 36,080 3,372 7,448 5,235 4,346 2,683 8,981 4,015 Total noninterest expense 17,002 2,323 2,039 2,655 3,322 961 4,724 978 Pre-tax preprovision earnings 19,078 1,049 5,409 2,580 1,024 1,722 4,257 3,037 Provision for credit losses 13,380 88 8,221 3,372 254 1,765 347 (667) Income (loss) before income taxes 5,698 961 (2,812) (792) 770 (43) 3,910 3,704 Income tax expense (benefit) 1,451 361 (1,060) (298) 291 (13) 1,401 769 Net income (loss) $ 4,247 $ 600 $ (1,752) $ (494) $ 479 $ (30) $ 2,509 $ 2,935

Large pre-tax items included in 1Q09 numbers above:

FVO impact mostly on Merrill notes 2,167 Retirement eligible expense (165) Marks on legacy assets (1,739) CCB gain 1,945 CVA2 1,703 Total large items 1Q09 3,911

Consumer Asset Quality Key Indicators

($ in millions) Residential Mortgage Home Equity Discontinued Real Estate 1Q10 4Q09 1Q10 4Q09 1Q10 4Q09

Excluding Excluding Excluding Excluding Excluding Excluding Purchased Purchased Purchased Purchased Purchased Purchased Credit Credit Credit Credit Credit Credit Impaired Impaired Impaired Impaired Impaired Impaired Loan Loan As Loan As Loan As Loan As Loan As Reported Portfolio 1 As Reported Portfolio 1 Reported Portfolio 1 Reported Portfolio 1 Reported Portfolio 1 Reported Portfolio 1

Loans EOP $ 245,007 $ 233,915 $ 242,129 $ 231,052 $ 149,907 $ 136,668 $ 149,126 $ 135,912 $ 14,211 $ 1,529 $ 14,854 $ 1,604 Loans Avg 243,833 232,799 236,883 225,758 152,536 139,542 150,704 137,295 14,433 1,921 15,152 1,685

Net losses $ 1,069 $ 1,069 $ 1,233 $ 1,233 $ 2,397 $ 2,397 $ 1,560 $ 1,560 $ 21 $ 21 $ 14 $ 14 % of avg loans 1.78% 1.86% 2.07% 2.17% 6.37% 6.97% 4.11% 4.51% 0.60% 4.47% 0.38% 3.30%

Allowance for loan losses $ 4,683 $ 4,680 $ 4,607 $ 4,605 $ 12,178 $ 8,263 $ 10,160 $ 7,189 $ 1,110 $ 82 $ 989 $ 87 % of Loans 1.91% 2.00% 1.90% 1.99% 8.12% 6.05% 6.81% 5.29% 7.81% 5.37% 6.66% 5.42%

Avg. refreshed (C)LTV 2, 3 81 82 85 86 74 77 90%+ refreshed (C)LTV 2, 3 34% 36% 42% 43% 22% 25 % Avg. refreshed FICO 3 716 718 715 715 652 652 % below 620 FICO 3 14% 13% 12% 13% 39% 39%

1 Excludes the purchased credit impaired loan portfolio acquired from Countrywide

2 Loan to value (LTV) calculations apply to the residential mortgage and discontinued real estate portfolio. Combined loan to value (CLTV) calculations apply to the home equity portfolio

3 Asset Quality key indicators for residential mortgage exclude FHA insured loans

EOP = end of period

Consumer Asset Quality Key Indicators (cont’d)

($ in millions) Total Managed Credit Card Other 1 Consumer Held 1/1/2010 Held Managed 1Q10 Impact 4Q09 4Q09 1Q10 4Q09 1Q10 4Q09

Loans EOP $ 149,555 $ 89,715 $ 71,109 $ 160,824 $ 102,394 $ 100,346 $ 661,074 $ 667,279 Loans Avg 155,225 70,893 $ 162,598 $ 103,922 $ 102,114 $ 669,949 $ 667,451

Net losses $ 4,594 $ 1,941 $ 4,867 $ 1,167 $ 1,402 $ 9,248 $ 9,076 % of avg loans 12.00% 10.86% 11.88% 4.55% 5.45% 5.60% 5.40%

Allowance for loan losses $ 16,097 $ 10,190 $ 7,598 $ 3,586 $ 4,431 $ 37,654 $ 27,785 % of Loans 10.76% 10.68% 3.50% 4.42% 5.70% 2 4.81% 2

The average refreshed FICO for the U.S. Credit Card portfolio was flat at 693 for 1Q10

The percentage below 620 FICO was flat for 1Q10 at 16%

1 Other primarily consists of the Consumer Lending and Dealer Financial Services portfolios

2 Calculated as a percentage of held loans

Residential Mortgage Asset Quality 1

Residential Mortgage 1Q10

($ in mil, loans in bil) 1Q10 vs. 4Q09 4Q09 3Q09 2Q09 1Q09 Loans EOP $ 245.0 $ 2.9 $ 242.1 $ 238.9 $ 246.0 $ 261.6 Net loss 1,069 (164) 1,233 1,247 1,085 785 30+ past due 20,858 1,498 19,360 9,455 7,533 7,926

Net charge-off % 1.8% (29) bps 2.1% 2.1% 1.7% 1.2% 30+ past due % 8.5% 51 bps 8.0% 4.0% 3.1% 3.0%

1Q10 30+ delinquencies include $14.9 billion of delinquent FHA insured loans and 4Q09 included $12.2 billion of delinquent FHA insured loans. Excluding the delinquent FHA insured loans 30+ delinquencies declined due primarily to seasonal trends.

Residential Mortgage

• Net losses decreased $164 million to $1.1 billion and the loss ratio decreased 29 basis points to 1.78%

– 1Q10 reflects $161M of charge-offs on collateral dependent modified loans

– Loans with >90% RLTV represent 34% of the portfolio reflecting continued home price pressure

– CA and FL represented 42% of the portfolio but 58% of losses

– CRA portfolio still drove a disproportionate share of losses (7% of loans with 26% of losses)

• Allowance of $4.7 billion increased $76 million and covers 1.91% of loans

• 75% of the TDRs completed in 2009 and prior are either in performing status or if not, are up-to-date on payments under the modified terms but still classified as non-performing until they meet the criteria for being returned to performing status

• Nonperforming loans and foreclosed properties increased $1.1 billion from 4Q09 to $18.8 billion, pace of increase down slightly from 4Q09

– 63% of nonperforming loans and foreclosed properties are greater than 180 days past due and are carried at appraised value

– Nonperforming TDRs increased $115 million and comprise 16% of residential mortgage nonperforming loans and foreclosed properties o About 48% of the 1Q10 nonperforming residential mortgage modifications were performing at time of reclassification into TDR

• 30+ performing past dues increased $1.5 billion compared to 4Q09 and the ratio rose 51 bps to 8.51% of loans driven by repurchases of delinquent FHA government insured loans

– Excluding delinquent FHA insured loans, delinquencies declined in 1Q10 due primarily to seasonal trends

1 Discontinued Real Estate is not included EOP = end of period

Home Equity Asset Quality 1

Home Equity 1Q10

($ in mil, loans in bil) 1Q10 vs. 4Q09 4Q09 3Q09 2Q09 1Q09 Loans EOP $ 149.9 $ 0.8 $ 149.1 $ 152.0 $ 155.1 $ 157.6 Net loss 2,397 837 1,560 1,970 1,839 1,681 30+ past due 2,218 33 2,185 2,185 2,001 2,647

Net charge-off % 6.4% 226 bps 4.1% 5.1% 4.7% 4.3% 30+ past due % 1.5% 1 bps 1.5% 1.4% 1.3% 1.7%

Home Equity

• Net losses increased $837 million to $2.4 billion and the loss ratio increased 226 basis points to 6.37%

– 1Q10 includes $643M of charge-offs on collateral dependent modified loans & $170M on FAS 166/167 loans

– Loans with >90% RCLTV2 represent 42% of portfolio reflecting continued home price pressure

– CA and FL represent 40% of the portfolio but 58% of losses

• Allowance of $12.2 billion covers 8.12% of loans (6.05% excluding purchased credit impaired loans) Increase in the st quarter was driven

– 1 primarily by reserve additions amid continued stress in the housing market and impact of the implementation of FAS 166/167

• 84% of the TDRs completed in 2009 and prior are either in performing status or if not, are up-to-date on payments under the modified terms but still classified as non-performing until they meet the criteria for being returned to performing status

• Nonperforming loans and foreclosed properties decreased $482 million from 4Q09 to $3.4 billion and now represent 2.26% of loans and foreclosed properties

– Excluding $231 million of FAS 166/167 nonperforming loans, $713 million decline was driven by write-downs of collateral dependent modified loans and TDRs returning to performing status

– 28% of nonperforming loans and foreclosed properties are greater than 180 days past due and are carried at appraised value

– Nonperforming TDRs decreased $562 million and comprise 33% of home equity NPAs

– Approximately 77% of the 1Q10 nonperforming home equity modifications were performing at time of reclassification into TDR

• 30+ performing delinquencies increased $33 million to $2.2 billion and increased 1 bps to 1.48 % compared to 4Q09

1 Discontinued Real Estate is not included

2 RCLTV = Refreshed combined loan to value EOP = end of period

Direct/Indirect

Direct/Indirect Consumer Lending (Included in Direct/Indirect) 1Q10 1Q10

($ in mil, loans in bil) 1Q10 vs. 4Q09 4Q09 3Q09 2Q09 1Q09 ($ in mil, loans in bil) 1Q10 vs. 4Q09 4Q09 3Q09 2Q09 1Q09 Loans EOP $ 99.4 $ 2.2 $ 97.2 $ 98.4 $ 99.2 $ 99.7 Loans EOP $ 17.7 $ (2.0) $ 19.7 $ 21.9 $ 24.2 $ 26.6 Net loss 1,109 (179) 1,288 1,451 1,475 1,249 Net loss 882 (121) 1,003 1,187 1,208 921 30+ past due 3,370 (338) 3,708 3,945 4,019 4,145 30+ past due 1,697 (354) 2,051 2,207 2,405 2,687

Net charge-off % 4.5% (71) bps 5.2% 5.8% 5.9% 5.0% Net charge-off % 19.0% 1 bps 19.0% 20.3% 18.9% 13.5% 30+ past due % 3.4% (42) bps 3.8% 4.0% 4.1% 4.2% 30+ past due % 9.6% (79) bps 10.4% 10.1% 9.9% 10.1%

Direct/Indirect Loans

Net losses decreased $179 million to $1.1 billion driven by a decrease in Consumer Lending; the loss ratio decreased 71 bps to 4.46%

Allowance of $3.4 billion covers 3.42% of loans

Dealer Finance portfolio1 of $45.3 billion had a decrease of 54 basis points in loss rate to 1.53%, reflecting seasonality and improved vintage performance

Dealer Finance portfolio1 30+ delinquencies decreased $99 million, or 44 basis points to 2.22% of loans

Losses in the auto portfolio decreased $32 million or 54 basis points from 4Q09

Consumer Lending (part of Direct/Indirect)

Consumer Lending portfolio of $17.7 billion had $121 million of lower losses with a 1Q10 loss rate of 19.01%

Allowance of $2.6 billion covers 14.81% of loans

30+ delinquencies declined $354 million, or 79 basis points to 9.60%

90+ delinquencies declined $153 million, or 20 basis points to 5.49%

1 Includes auto and marine/recreational vehicle originations, and auto purchased loan portfolios

EOP = end of period

Commercial Asset Quality Key Indicators 1

($ in millions) Commercial Real Commercial Lease

Commercial 2 Estate Small Business Financing Total Commercial 1Q10 4Q09 1Q10 4Q09 1Q10 4Q09 1Q10 4Q09 1Q10 4Q09

Loans EOP $ 206,189 $208,456 $ 66,649 $ 69,447 $ 16,578 $ 17,526 $ 21,465 $ 22,199 $ 310,881 $317,628 Loans Avg $ 209,741 213,715 68,435 71,260 17,181 17,884 21,675 21,769 317,032 324,628

Net charge-offs $ 310 $ 799 $ 615 $ 745 $ 602 $ 684 $ 21 $ 43 $ 1,549 $ 2,271 % of avg loans 0.59% 1.48% 3.64% 4.15% 14.21% 15.16% 0.40% 0.79% 1.98% 2.78%

90+ Performing DPD $ 203 $ 280 $ 80 $ 80 $ 573 $ 624 $ 24 $ 32 $ 880 $ 1,016 % of Loans 3 0.10% 0.13% 0.12% 0.11% 3.45% 3.56% 0.11% 0.15% 0.28% 0.32%

Nonperforming loans $ 4,557 $ 5,102 $ 7,177 $ 7,286 $ 179 $ 200 $ 147 $ 115 $ 12,060 $ 12,703 % of Loans 3 2.21% 2.45% 10.77% 10.49% 1.08% 1.14% 0.68% 0.52% 3.88% 4.00%

Allowance for loan losses $ 3,186 $ 3,141 $ 3,569 $ 3,567 $ 2,148 $ 2,416 $ 278 $ 291 $ 9,181 $ 9,415 % of Loans 1.55% 1.51% 5.36% 5.14% 12.95% 13.79% 1.30% 1.31% 2.95% 2.96%

Reservable Criticized

Utilized Exposure 3,4 $ 28,161 $ 30,865 $ 23,340 $ 23,804 $ 1,643 $ 1,789 $ 2,178 $ 2,229 $ 55,322 $ 58,687 % of Total Exposure 10.20% 11.06% 32.87% 32.13% 9.88% 10.18% 10.15% 10.04% 14.37% 14.94%

1 Does not include certain commercial loans measured at fair value under the fair value option

2 Includes commercial domestic and commercial foreign

3 Excludes the Merrill Lynch purchased credit-impaired loan portfolio

4 Excludes derivatives, foreclosed property, assets held for sale and FVO loans

EOP = end of period

Commercial Real Estate – Balances & Losses

1Q10 Commercial Real Estate Balance Mix
Other 10%
Total Homebuilder 10%
Hotels/Motels 10%
Multi-Family Rentals 17%
Commercial Land (ex. Homebuilder) 4%
Office 18%
Multi-Use 8%
Retail 14%
Industrial/Warehouse 9%

Commercial Real Estate Net Credit Losses
NCL Ratio
NCL Balances ($millions)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1,000
900
800
700
600
500
400
300
200
100
-
15.6%
1.5%
629
16.8%
3.0%
873
14.3%
2.9%
745
9.5%
3.0%
615
2Q09
3Q09
4Q09
1Q10
Total Homebuilder
Total Non Homebuilder
Total Product

1Q10 Commercial Real Estate Loss Mix
Multi-Use 6%
Commercial Land (ex. Homebuilder) 17%
Industrial /Warehouse 4%
Hotels/Motels 2%
Retail 14%
Other 15%
Office 10%
Total Homebuilder 26%
Multi-Family Rentals 6%

Commercial Real Estate – Balances & Losses

Commercial Real Estate loans and lease balances are $66.8 billion, down $2.8 billion from 4Q09.

– Homebuilder balances declined by $719 million in 1Q10.

– Non-Homebuilder declined $2.1 billion, the portfolio is well diversified with no single property type in excess of 20% of balances.

– Balance decline spread across all domestic regions.

Losses declined $130 million in 1Q10

– Homebuilder losses declined by $118 million.

– Non-Homebuilder losses declined by $12 million within Illinois, Northeast and California

Commercial Real Estate Net Credit Losses

18%

16%

14%

12%

10%

8%

6%

4%

2%

0%

NCL Ratio

15.6%

629

1.5%

2Q09

16.8%

873

3.0%

3Q09

14.3%

745

2.9%

4Q09

9.5%

615

3.0%

1Q10

1,000

900

800

700

600

500

400

300

200

100

Total Homebuilder

Total Non Homebuilder

Total Product

NCL Balances ($millions)

1Q10 Commercial Real Estate Balance Mix

Other 10%

Hotels/Motels 10%

Commercial Land (ex. Homebuilder) 4%

Multi-Use 8%

Industrial/Warehouse 9%

Total Homebuilder 10%

Multi-Family Rentals 17%

1Q10 Commercial Real Estate Loss Mix

Multi-Use 6%

Industrial/Warehouse 4%

Office 10%

Multi-Family Rentals 6%

Commercial Land (ex. Homebuilder) 17%

Hotels/Motels 2%

Commercial Real Estate – Credit Indicators

Commercial Real Estate Reservable Criticized
80%
70%
60%
50%
40%
30%
20%
10%
0%
Reservable Criticized Rate
73.4%
74.3%
74.4%
74.6%
19.7%
23.6%
27.3%
28.4%
21,166
22,910
23,804
23,340
24,500
24,000
23,500
23,000
22,500
22,000
21,500
21,000
20,500
20,000
19,500
Reservable Criticized ($ Millions)
2Q09
3Q09
4Q09
1Q10
Total Homebuilder
Total Non Homebuilder
Total Product

Commercial Real Estate Nonperforming Loans & FC Property
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
NPLs & FC Property
38.0%
39.6%
42.2%
40.9%
5.2%
6.3%
7.7%
8.7%
7,122
7,557
8,063
8,098
8,200
8,000
7,800
7,600
7,400
7,200
7,000
6,800
6,600
Nonperforming Loans & FC Property Balance ($ Millions)
2Q09
3Q09
4Q09
1Q10
Total Homebuilder
Total Non Homebuilder

Commercial Real Estate – Credit Indicators

Reservable Criticized balances decreased $464 million in 1Q10

vs. an increase of $894 million at 4Q09, driven by lower

utilization, fewer downgrades, and losses.

– Homebuilder decreased by $524 million.

– Non-Homebuilder increased by $60 million, driven by

Multifamily Rentals.

Nonperforming loans and foreclosed properties increased $35

million in 1Q10 vs. $506 million in 4Q09.

– Homebuilder reported a decline of $389 million.

– Non-Homebuilder increased by $424 million, driven by

Office, Multifamily Rentals, and Multi-use.

– Non-Homebuilder credit quality is not expected to

stabilize until after 2010.

Commercial Real Estate Reservable Criticized

80%

70%

60%

50%

40%

30%

20%

10%

0%

Reservable Criticized Rate

73.4%

2Q09

21,166

19.7%

74.3%

22,910

23.6%

3Q09

74.4%

23,804

27.3%

4Q09

74.6%

23,340

28.4%

1Q10

24,500

24,000

23,500

23,000

22,500

22,000

21,500

21,000

20,500

20,000

19,500

Reservable Criticized ($ Millions)

Total Homebuilder

Total Non Homebuilder

Total Product

Commercial Real Estate Nonperforming Loans & FC Property

NPLs & FC Property

45%

40%

35%

30%

25%

20%

15%

10%

5%

0%

38.09%

7,122

5.2%

2Q09

39.6%

7,557

6.3%

3Q09

42.2%

8,063

7.7%

4Q09

40.9%

8,098

8.77%

1Q10

8,200

8,000

7,800

7,600

7,400

7,200

7,000

6,800

6,600

Total Homebuilder

Total Non Homebuilder

Nonperforming Loans & FC Property Balance ($ Millions)